Registration No. 02-35570

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

POST-EFFECTIVE AMENDMENT NO. 66 TO
FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
and
REGISTRATION STATEMENT
under
THE INVESTMENT COMPANY ACT OF 1940

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
(Exact name of Registrant as specified in Charter)
The Principal Financial Group
Des Moines, Iowa 50392
(Address of principal executive offices)

Telephone Number (515) 248-3842

MICHAEL D. ROUGHTON	Copy to:
The Principal Financial Group	John W. Blouch, Esq.
Des Moines, Iowa 50392	Dykema Gossett PLLC
Franklin Square
1300 I Street, N.W., Suite 300 West
Washington, DC 20005-3306
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☑	on April 30, 2008 pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
Effective May 17, 2008, this fund will be known as
Principal Variable Contracts Funds, Inc.

(“THE FUND”)

ACCOUNTS OF THE FUND

Asset Allocation Account	Mortgage Securities Account
Balanced Account	Principal LifeTime Accounts
Bond Account	2010 Account
Capital Value Account	2020 Account
Diversified International Account	2030 Account
Equity Growth Account	2040 Account
Equity Income Account I	2050 Account
Equity Value Account	Strategic Income Account
Government & High Quality Bond Account	Real Estate Securities Account
Growth Account	Short-Term Bond Account
Income Account	Short-Term Income Account
International Emerging Markets Account	SmallCap Account
International SmallCap Account	SmallCap Growth Account
LargeCap Blend Account	SmallCap Value Account
LargeCap Stock Index Account	Strategic Asset Management Portfolios
LargeCap Value Account	Flexible Income Portfolio
MidCap Account	Conservative Balanced Portfolio
MidCap Growth Account	Balanced Portfolio
MidCap Stock Account	Conservative Growth Portfolio
MidCap Value Account	Strategic Growth Portfolio
Money Market Account	West Coast Equity Account

This prospectus describes a mutual fund organized by Principal Life Insurance Company® (“Principal Life”). The Fund provides a choice of investment objectives through the Accounts listed above.

The date of this Prospectus is April 30, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Variable Contracts Fund

Principal Variable Contracts Fund	3

ACCOUNT DESCRIPTIONS

The Principal Variable Contracts Fund (the “Fund”) is made up of forty investment portfolios (“Accounts”). Effective May 17, 2008, the Fund will change its name to Principal Variable Contracts Funds, Inc. Each Account has its own investment objective. The Fund’s principal underwriter is Principal Funds Distributor, Inc. (the “Distributor”). The Fund has hired Principal Management Corporation (“Principal”)* to provide investment advisory and other services to each of the Accounts. Principal seeks to provide a wide range of investment approaches through the Fund.

Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisors and the Account each sub-advises are:

Sub-Advisor	Account(s)

AllianceBernstein L.P.	LargeCap Value

American Century Investment Management, Inc.	Equity Value

Columbus Circle Investors*	Growth

Edge Asset Management, Inc.*	Equity Income I Income MidCap Stock Mortgage Securities Short-Term Income Strategic Asset Management Portfolios West Coast Equity

Emerald Advisers, Inc.	SmallCap Growth

Essex Investment Management Company, LLC	SmallCap Growth

Jacobs Levy Equity Management, Inc.	MidCap Value

J.P. Morgan Investment Management, Inc.	SmallCap Value

Mellon Capital Management Corporation	MidCap Growth SmallCap Value

Morgan Stanley Investment Management Inc. d/b/a Van Kampen	Asset Allocation

Neuberger Berman Management, Inc.	MidCap Value

Principal Global Investors, LLC*	Balanced
Bond
Capital Value
Diversified International
Government & High Quality Bond
International Emerging Markets
International SmallCap
LargeCap Stock Index
MidCap
Money Market
Principal LifeTime Accounts
Short-Term Bond
SmallCap

Principal Real Estate Investors, LLC*	Real Estate Securities

T. Rowe Price Associates, Inc.	Equity Growth LargeCap Blend

UBS Global Asset Management (Americas), Inc.	SmallCap Growth

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.); Principal Global Investors, LLC; Principal Real Estate Investors, LLC; and Principal Funds Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

4 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

All of the Accounts described in this prospectus offer Class 1 shares. Certain of the Accounts described in this prospectus also offer Class 2 shares.

Main Strategies and Risks
Each Account’s investment objective is described in the summary description of each Account. The Board of Directors may change an Account’s investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account’s investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account’s primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks-Temporary Defensive Measures.”

Each Account is designed to be a portion of an investor’s portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. An investment in an Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Account seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Account.

Factors that may adversely affect a particular Account as a whole are called “principal risks.” The principal risks of investing in the Accounts are stated as to each Account in the Account’s description. In addition to the risks identified in each Account’s description, each of the Accounts is also subject to liquidity risk (all Accounts except the Money Market Account) management risk, Market Risk, and Securities Lending Risk (all Accounts except the Money Market Account). Each Account is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in “Certain Investment Strategies and Risks” and in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account’s annual returns and its long-term performance. The chart shows how the Account’s performance has varied from year-to-year. The table compares the Account’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
•	an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 5

The prospectus contains information on the historical performance of each Account’s Class 1 and, for those Accounts that issue them, Class 2 shares. Performance for periods prior to the date on which an Account’s Class 2 shares began operations, January 8, 2007, is based on the performance of the Account’s Class 1 shares adjusted to reflect the expenses of the Account’s Class 2 shares. The adjustments result in performance that is no higher than the historical performance of the applicable Class 1 shares.

The performance information for Class 1 and Class 2 shares of each of the Equity Income I, MidCap Stock, Short-Term Income, Mortgage Securities, and West Coast Equity Accounts, and each of the Strategic Asset Management Portfolios, reflect the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the historical performance of the applicable Class 1 shares.

Call the Principal Variable Contracts Fund at 1-800-852-4450 to get the current 7-day yield for the Money Market Account.

Fees and Expenses
The annual operating expenses for each Account are deducted from that Account’s assets. Each Account’s operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. These fees and expenses do not include the effect of any sales charges, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples shown would not change, however, if you continued to hold all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account’s operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, Principal, any Sub-Advisor, or the Distributor.

6 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Asset Allocation Account

Sub-Advisor(s):	Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Objective:	The Account seeks to generate a total investment return consistent with preservation of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

Main Strategies and Risks
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Account’s portfolio manager makes broad asset allocation decisions and delegates responsibility for selection of specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account’s assets, Van Kampen assesses three sets of factors:

•	the relative value of the stock, bond and money markets in the various regions, countries, and economic sectors;
•	the long-term dynamic forces that are driving economies, economic sectors, and companies; and
•	the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios, and currency valuations.

From time-to-time, Van Kampen changes the Account’s allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency, in order to keep the portfolio in alignment with global investment outlook.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account’s assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.

Van Kampen does not allocate a specific percentage of the Account’s assets to a class. Over time, it expects the asset mix to be within the following ranges:

•	25% to 75% in equity securities;
•	20% to 60% in fixed-income securities; and
•	0% to 40% in money market instruments.
The Account may invest up to 25% of its assets in foreign securities.

Allowable instruments include individual securities (stocks, without regard to the market capitalization of the issuing company, and bonds), equity and interest rate futures, currency forward contracts, futures contracts, fixed-income structured investments, and listed options. The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures, or other derivatives for hedging or other purposes, including modifying the Account’s exposure to various currency, equity, or fixed-income market.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Initial Public Offerings Risk
•	Foreign Securities Risk
•	High Yield Securities Risk

•	Mid Cap Stock Risk

•	Exchange Rate Risk
•	U.S. Government Securities Risk
•	Active Trading Risk
•	Small Company Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 7

Van Kampen has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	12.11%
Lowest	Q3 ’02	-12.41%

The year-to-date return as of March 31, 2007 is 1.49%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1	12.77	6.50	7.51
S&P 500 Index(1)	15.79	6.19	8.42
Lehman Brothers Aggregate Bond Index(1)	4.33	5.06	6.24
MSCI EAFE (Europe, Australia, Far East) Index - ND(1)	26.34	14.98	7.71
Morningstar Moderate Allocation Category Average	11.26	6.09	7.12

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from the Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.80%
Other Expenses	0.03

Total Annual Account Operating Expenses	0.83%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Asset Allocation Account - Class 1	$85	$265	$460	$1,025

8 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Balanced Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

Main Strategies and Risks
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities), and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account’s assets. The remainder of the Account’s assets is invested in bonds and cash. The Account may invest up to 25% of its assets in foreign securities, and up to 10% of its assets in below investment grade securities (“junk bonds”). The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts, and related options for the purpose of currency hedging. The Account may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency exchange agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace non-traditional direct investments, or to obtain exposure to certain markets. The Account may invest in smaller capitalization companies through the asset allocation process. Also, the account may actively trade securities in an attempt to achieve its objective.

The Sub-Advisor, PGI, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.

All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Small Company Risk
•	High Yield Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	U.S. Government Securities Risk
•	Duration Risk
•	Market Segment Risk
•	U.S. Government Sponsored Securities Risk

PGl has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 9

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	9.82%
Lowest	Q3 ’02	-9.61%

The year-to-date return as of March 31, 2007 is 1.66%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Balanced Account - Class 1	11.44	6.20	5.45
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(1)	11.20	5.98	7.88
Morningstar Moderate Allocation Category Average	11.26	6.09	7.12

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.59%
Other Expenses	0.04

Total Account Operating Expenses	0.63%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account - Class 1	$64	$202	$351	$786

10 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Bond Account
(effective 05/17/2008, this Account will be known as Bond & Mortgage Securities Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Account considers the term “bond” to mean any debt security. Under normal circumstances, the Account invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa (Moody’s).

The Account may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Account may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended December 31, 2006, the average ratings of the Account’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.46% in securities rated Aaa
4.42% in securities rated Aa
10.09% in securities rated A
13.65% in securities rated Baa
3.66% in securities rated Ba
3.44% in securities rated B
0.25% in securities rated Caa
0.03% in securities rated Ca
0.00% in securities rated C

The above percentages for Aaa and B rated securities include 0.03% and 0.01%, respectively, of unrated securities which the Manager has determined to be of comparable quality.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Credit and Counterparty Risk
•	Municipal Securities Risk
•	U.S. Government Securities Risk
•	Prepayment Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 11

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q3 ’97	4.37%
Lowest	Q2 ’04	-2.33%

The year-to-date return as of March 31, 2007 is 1.49%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Bond Account - Class 1	4.65	5.17	5.73
Lehman Brothers Aggregate Bond Index(1)	4.33	5.06	6.24
Morningstar Intermediate-Term Bond Category Average	4.11	4.61	5.51

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.43%
Other Expenses	0.09%

Total Annual Account Operating Expenses	0.52%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Bond Account - Class 1	$53	$167	$291	$653

12 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Capital Value Account
(effective 05/17/2008, this Account will be known as LargeCap Value Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of March 31, 2007 ranged between approximately $1.2 billion and $432.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk

•	Market Segment (Large Cap) Risk

•	Value Stock Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 13

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	15.52%
Lowest	Q3 ’02	-15.10%

The year-to-date return as of March 31, 2007 is 0.91%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Capital Value Account - Class 1	19.95	9.30	7.43
Russell 1000 Value Index(1)	22.25	10.86	11.00
Morningstar Large Value Category Average	18.18	8.38	8.80

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account Assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.60%
Other Expenses	0.00%

Total Annual Account Operating Expenses	0.60%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Capital Value Account - Class 1	$61	$192	$335	$750

14 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Diversified International Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Account may invest in smaller capitalization companies.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the Account, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Account may actively trade securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Market Segment Risk
•	Active Trading Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 15

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	17.25%
Lowest	Q3 ’02	-18.68%

The year-to-date return as of March 31, 2007 is 3.63%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Diversified International Account - Class 1	27.96	16.32	8.67
Diversified International Account - Class 2(2)	27.71	16.07	8.39
Citigroup BMI Global ex-US Index(1)	27.28	18.08	9.44
Morningstar Foreign Large Blend Category Average	24.80	13.19	7.36

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses(1)
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1	Class 2(2)
Management Fees	0.84%	0.84%
12b-1 Fees	N/A	0.25
Other Expenses	0.07	0.07

Total Annual Account Operating Expenses	0.91%	1.16%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for Class 1 shares and 1.29% for Class 2 shares.

(2)	The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

16 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Diversified International Account - Class 1	$93	$197	$411	$1,027
Diversified International Account - Class 2	118	250	520	1,291

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 17

Equity Growth Account
(effective 05/17/2008, this Account will be known as LargeCap Growth Account I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of March 31, 2007, this range was between approximately $1.2 billion and $432.3 billion) at the time of purchase. The Account’s investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account’s portfolio and the Russell index will change over time, and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk

•	Market Segment (Large Cap) Risk

•	Active Trading Risk

T. Rowe Price became the Account’s Sub-Advisor on August 24, 2004.

18 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’98	22.68%
Lowest	Q1 ’01	-18.25%

The year-to-date return as of March 31, 2007 is 0.22%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Equity Growth Account - Class 1	6.21	2.60	6.38
Russell 1000 Growth Index(1)	9.07	2.69	5.44
Morningstar Large Growth Category Average	6.93	2.88	5.88

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.76%
Other Expenses	0.00

Total Annual Account Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Growth Account - Class 1	$78	$243	$422	$942

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 19

Equity Income Account I
(effective 05/17/2008, this Account will be known as Equity Income Account)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in real estate investment trust (“REIT”) securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks
The Account invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Account may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Account may invest up to 20% of its assets in REIT securities. The Account may write (sell) and purchase covered call and put options. The Account may invest up to 25% of its assets in securities of foreign issuers.

The Account’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in “value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Real Estate Securities Risk
•	Value Stock Risk
•	Foreign Securities Risk
•	High Yield Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Prepayment Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

20 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	15.69%
Lowest	Q3 ’02	-14.67%

The year-to-date return as of March 31, 2007 is 1.50%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
Equity Income Account I - Class 1	18.16	12.06	10.40
Equity Income Account I - Class 2	17.85	11.77	10.14
S&P 500 Index(3)	15.79	6.19	4.48
S&P 500/Citigroup Value Index(3)	20.80	10.43	6.11
Morningstar Large Value Category Average	18.18	8.38	6.17

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1998 benefited from the agreement of Edge Asset Management, Inc. (f/k/a WM Advisors, Inc.) and its affiliates to limit the Account’s expenses.

(2)	Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets (estimated)(1)(2)

For The Year Ending December 31, 2006	Class 1	Class 2
Management Fees	0.49%	0.49%
12b-1 Fees	N/A	0.25
Other Expenses	0.04	0.04

Total Annual Account Operating Expenses	0.53%	0.78%

(1)	The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

(2)	The Manager has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Class 1 shares and 0.91% for Class 2 Shares.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 21

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Income Account I - Class 1	$54	$170	$296	$665
Equity Income Account I - Class 2	80	249	433	966

22 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Equity Value Account
(effective 05/17/2008, this Account will be known as LargeCap Value Account II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies
The Account invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Index (as of March 31, 2007, this range was between approximately $1.2 billion and $432.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until they have returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Account’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Account’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Account may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

In the event of exceptional market or economic conditions, the Account may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Value Stock Risk
•	Exchange Rate Risk

•	Market Segment (Large Cap) Risk

•	U.S. Government Securities Risk

American Century has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 23

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Year-by-year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	7.34%
Lowest	Q1 ’05	-1.07%

The year-to-date return as of March 31, 2007 is -0.08%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(2)
Equity Value Account - Class 1	19.56	14.85
Russell 1000 Value Index(1)	22.25	17.85
Morningstar Large Value Category Average	18.18	15.11

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (August 30, 2004).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.85%
Other Expenses	0.23

Total Annual Account Operating Expenses	1.08%
Expense Reimbursement(1)	0.18

Net Expenses	0.90%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90%.

24 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Value Account - Class 1	$92	$319	$572	$1,296

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 25

Government & High Quality Bond Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks a high level of current income, liquidity and safety of principal.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account seeks to achieve its investment objective by investing primarily at least 80% of its assets (plus any borrowing for investment purposes) in securities that are AAA rated or issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, PGI, to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value. The Account may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency exchange agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Account may enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and other derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Credit and Counterparty Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Account’s Sub-Advisor since its inception.

26 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’97	4.52%
Lowest	Q2 ’04	-1.48%

The year-to-date return as of March 31, 2007 is 1.41%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Government & High Quality Bond Account - Class 1	4.23	4.06	5.71
Lehman Brothers Government/Mortgage Index(1)	4.33	4.73	6.09
Morningstar Intermediate Government Category Average	3.44	3.90	5.16

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.45%
Other Expenses	0.11

Total Annual Account Operating Expenses	0.56%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Government & High Quality Bond Account - Class 1	$57	$179	$313	$701

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 27

Growth Account
(effective 05/17/2008, this Account will be known as LargeCap Growth Account)

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of March 31, 2007 this range was between approximately $1.2 billion and $432.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in foreign securities. The Account may engage in certain options transactions, for the purpose of portfolio hedging, and may invest in Initial Public Offerings.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk

•	Market Segment (Large Cap) Risk

•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Account’s Sub-Advisor on January 5, 2005.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

28 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’98	21.35%
Lowest	Q1 ’01	-23.55%

The year-to-date return as of March 31, 2007 is 1.10%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Growth Account - Class 1	9.92	3.87	3.80
Growth Account - Class 2(2)	9.65	3.61	3.49
Russell 1000 Growth Index(1)	9.07	2.69	5.44
Morningstar Large Growth Category Average	6.93	2.88	5.88

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses(1)
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1	Class 2(2)
Management Fees(3)	0.68%	0.68%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.69%	0.94%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.

(2)	The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
(3)	Expense information has been restated to reflect current fees. The Account’s management fees were increased effective January 8, 2007.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 29

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Growth Account - Class 1	$70	$150	$314	$788
Growth Account - Class 2	96	204	424	1,059

30 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Income Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and real estate investment trust (“REIT”) securities.

Main Strategies and Risks
Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest in convertible securities and REIT securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	Real Estate Securities Risk
•	Foreign Securities Risk
•	U.S. Government Securities Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 31

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	5.00%
Lowest	Q2 ’04	-2.66%

The year-to-date return as of March 31, 2007 is 1.61%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Income Account - Class 1	4.90	6.41	6.67
Income Account - Class 2	4.59	6.13	6.39
Citigroup Broad Investment-Grade Bond Index(2)	4.33	5.10	6.26
Morningstar Intermediate-Term Bond Category Average	4.11	4.61	5.51

(1)	Performance reflects the performance of the predecessor fund. Class 1 shares began operations on May 7, 1993, and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets (estimated)(1)(2)

For The Year Ending December 31, 2006	Class 1	Class 2
Management Fees	0.50%	0.50%
12b-1 Fees	N/A	0.25%
Other Expenses	0.02	0.02

Total Annual Account Operating Expenses	0.52%	0.77%

(1)	The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

(2)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.55% for Class 1 shares and 0.80% for Class 2 shares.

32 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Income Account - Class 1	$53	$167	$291	$653
Income Account - Class 2	79	246	428	954

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 33

International Emerging Markets Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Account, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Account invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is in emerging market countries;

•	the company’s principal securities trading market is an emerging market country; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Account may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $50 million and $3.8 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $21.8 billion.

The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk

•	Market Segment (Small Cap and Mid Cap) Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

34 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’01	26.63%
Lowest	Q3 ’01	-23.90%

The year-to-date return as of March 31, 2007 is 3.45%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
International Emerging Markets Account - Class 1	38.32	27.49	19.61
MSCI Emerging Markets Free Index - NDTR(1)	32.17	26.59	21.11
Morningstar Diversified Emerging Markets Category Average	32.36	25.98	18.77

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (October 24, 2000).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	1.25%
Other Expenses	0.19

Total Annual Account Operating Expenses	1.44%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
International Emerging Markets Account - Class 1	$147	$456	$787	$1,724

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 35

International SmallCap Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US (as of March 31, 2007 this range was between approximately $2 million and $34.2 billion). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account invests in securities of:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and

•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have a improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk

•	Market Segment (Small Cap) Risk

•	Active Trading Risk

36 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’99	36.59%
Lowest	Q3 ’01	-21.49%

The year-to-date return as of March 31, 2007 is 8.04%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
International SmallCap Account - Class 1	30.38	23.14	15.17
Citigroup Extended Market Index (EMI) World ex US(1)	29.43	23.72	10.93
Morningstar Foreign Small/Mid Growth Category Average	26.73	21.07	13.71

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	1.18%
Other Expenses	0.09

Total Annual Account Operating Expenses	1.27%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
International SmallCap Account - Class 1	$129	$403	$697	$1,534

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 37

LargeCap Blend Account
(effective 05/17/2008, this Account will be known as LargeCap Blend Account II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2007 this range was between approximately $1.5 billion and $429.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Account’s portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Account securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Account’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

38 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk

T. Rowe Price became the Account’s Sub-Advisor on March 9, 2004.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	14.07%
Lowest	Q1 ’03	-3.91%

The year-to-date return as of March 31, 2007 is 0.24%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(2)
LargeCap Blend Account - Class 1	15.72	7.46
LargeCap Blend Account - Class 2	15.43	7.28
S&P 500 Index(1)	15.79	8.35
Morningstar Large Blend Category Average	14.12	7.84

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on May 1, 2002 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 39

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses(1)
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1	Class 2(2)
Management Fees	0.75%	0.75%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.76%	1.01%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.78% for Class 1 shares and 1.03% for Class 2 shares.

(2)	The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Blend Account - Class 1	$78	$243	$422	$942
LargeCap Blend Account - Class 2	103	322	558	1,236

40 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

LargeCap Stock Index Account
(effective 05/17/2008, this Account will be known as LargeCap S&P 500 Index Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Account’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2007, the market capitalization range of the Index was between approximately $1.5 billion and $429.6 billion. Over the long-term, PGI seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and Index performance may be affected by the Account’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account’s portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Account’s assets. PGI may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk

•	Market Segment (Large Cap) Risk

•	Underlying Fund Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Account.

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 41

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Year-By-Year Total Return (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	15.28%
Lowest	Q3 ’02	-17.27%

The year-to-date return as of March 31, 2007 is 0.57%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
LargeCap Stock Index Account - Class 1	15.57	5.81	1.81
S&P 500 Index(1)	15.79	6.19	2.76
Morningstar Large Blend Category Average	14.12	5.92	3.61

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 3, 1999).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.25%
Other Expenses	0.01
Total Annual Account Operating Expenses	0.26%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Stock Index Account - Class 1	$27	$84	$146	$331

42 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

LargeCap Value Account
(effective 05/17/2008, this Account will be known as LargeCap Value Account III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its net assets (less any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2007, this range was between approximately $1.2 billion and $432.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Foreign Exchange Risk
•	Derivatives Risk
•	Value Stock Risk

•	Market Segment (Large Cap) Risk

•	Foreign Securities Risk

AllianceBernstein has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 43

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	16.19%
Lowest	Q1 ’03	-5.04%

The year-to-date return as of March 31, 2007 is 0.34%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(2)
LargeCap Value Account - Class 1	21.55	10.47
Russell 1000 Value Index(1)	22.25	11.66
Morningstar Large Value Category Average	18.18	9.37

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 1, 2002).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.75%
Other Expenses	0.01

Total Annual Account Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Value Account - Class 1	$78	$243	$422	$942

44 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

MidCap Account
(effective 05/17/2008, this Account will be known as MidCap Blend Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to achieve capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap® Index (as of March 31, 2007, this range was between approximately $1.2 billion and $21.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Account assets may be invested in foreign securities. The Account may use futures, options, swaps, and related instruments for the purpose of portfolio management.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Active Trading Risk

•	Mid Cap Stock Risk

•	Foreign Securities Risk
•	Exchange Rate Risk
•	Value Stock Risk

•	Market Segment (Mid Cap) Risk

•	Derivatives Risk
•	Initial Public Offerings Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 45

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’99	23.31%
Lowest	Q3 ’98	-20.01%

The year-to-date return as of March 31, 2007 is 3.27%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
MidCap Account - Class 1	14.23	12.23	10.95
Russell Midcap Index(1)	15.26	12.88	12.14
Morningstar Mid-Cap Blend Category Average	13.92	10.51	10.99

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.57%
Other Expenses	0.00

Total Annual Account Operating Expenses	0.57%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Account - Class 1	$58	$183	$318	$714

46 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

MidCap Growth Account
(effective 05/17/2008, this Account will be known as Midcap Growth Account I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of March 31, 2007, this range was between approximately $1.2 billion and $21.5 billion)) at the time of purchase. In the view of the Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk

•	Mid Cap Stock Risk

•	Market Segment (Mid Cap) Risk

•	Initial Public Offerings Risk
•	Emerging Market Risk

Mellon Equity has been the Account’s Sub-Advisor since its inception. On December 31, 2007, Mellon Equity was merged with its affiliate Mellon Capital Management Corporation. Mellon Capital is the Account’s Sub-Advisor.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 47

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’01	24.12%
Lowest	Q3 ’01	-25.25%

The year-to-date return as of March 31, 2007 is 4.60%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
MidCap Growth Account - Class 1	9.65	7.64	3.85
Russell Midcap Growth Index(1)	10.66	8.22	5.90
Morningstar Mid-Cap Growth Category Average	9.01	6.48	7.12

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).,

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.90%
Other Expenses	0.02

Total Annual Account Operating Expenses	0.92%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Growth Account - Class 1	$94	$293	$509	$1,131

48 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

MidCap Stock Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide long-term capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in real estate investment trust (“REIT”) and foreign securities.

Main Strategies and Risks
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of March 31, 2007 ranged between approximately $500 million and $14.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account may invest up to 20% of its assets in REIT securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest in money market instruments for temporary or defensive purposes.

The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Account, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Small Company Risk
•	Underlying Fund Risk

•	Mid Cap Stock Risk

•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	High Yield Securities Risk

•	Market Segment (Mid Cap) Risk

•	Derivatives Risk
•	Fixed-Income Securities Risk
•	Prepayment Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 49

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’01	14.46%
Lowest	Q3 ’02	-13.54%

The year-to-date return as of March 31, 2007 is 3.89%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
MidCap Stock Account - Class 1	16.88	11.70	13.20
MidCap Stock Account - Class 2	16.56	11.43	12.94
S&P MidCap 400 Index(3)	10.32	10.89	9.22
Morningstar Mid-Cap Blend Category Average	13.92	10.51	8.57

(1)	Performance reflects the performance of the predecessor fund.

(2)	Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets (estimated)(1)(2)

For The Year Ending December 31, 2006	Class 1	Class 2
Management Fees	0.75%	0.75%
12b-1 Fees	N/A	0.25%
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.76%	1.01%

(1)	The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

(2)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.

50 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Stock Account - Class 1	$78	$243	$422	$942
MidCap Stock Account - Class 2	103	322	558	1,236

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 51

MidCap Value Account
(effective 05/17/2008, this Account will be known as Midcap Value Account II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of March 31, 2007, this range was between approximately $1.2 billion and $21.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including financial statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub- Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among

52 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Underlying Fund Risk

Neuberger Berman has been a Sub-Advisor of the Account since its inception. Jacobs Levy has been a Sub-Advisor of the Account since June 30, 2006.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	14.93%
Lowest	Q3 ’02	-14.54%

The year-to-date return as of March 31, 2007 is 4.11%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
MidCap Value Account - Class 1	13.27	13.55	13.60
Russell Midcap Value Index(1)	20.22	15.88	12.18
Morningstar Mid-Cap Value Category Average	15.89	11.55	11.36

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 3, 1999).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fee	1.05%
Other Expenses	0.01

Total Annual Account Operating Expenses	1.06%

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 53

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Value Account - Class 1	$108	$337	$585	$1,294

54 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Money Market Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Account’s assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Main Strategies and Risks
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Account shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 55

Among the principal risks of investing in the Account are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q3 and Q4 ’00	1.56%
Lowest	Q2 ’04 through Q4 ’03	0.15%

The year-to-date return as of March 31, 2007 is 1.21%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Money Market Account - Class 1	4.67	2.08	3.56
Money Market Account - Class 2(2)	4.35	1.71	3.21
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index(1)	4.86	2.42	3.84

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

To obtain the Account’s current yield information, call 1-800-247-4123

56 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses(1)
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1	Class 2(2)
Management Fees	0.48%	0.48%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.49%	0.74%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for Class 1 shares and 0.97% for Class 2 shares.

(2)	The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Money Market Account - Class 1	$50	$157	$274	$616
Money Market Account - Class 2	76	237	411	918

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 57

Mortgage Securities Account

Sub-Advisor(s):	Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) (“Edge”)

Objective:	The Account seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Account may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.

The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	U.S. Government Securities Risk
•	Credit and Counterparty Risk
•	Prepayment Risk
•	Underlying Fund Risk

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q3 ’01	4.25%
Lowest	Q2 ’04	-1.26%

The year-to-date return as of March 31, 2007 is 1.54%.

58 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Mortgage Securities Account - Class 1	4.45	4.27	5.55
Mortgage Securities Account - Class 2	4.22	4.03	5.30
Citigroup Mortgage Index(2)	5.17	4.90	6.18
Morningstar Short Government Category Average	3.66	2.93	4.46

(1)	Performance reflects the performance of the predecessor fund. The Fund’s performance in 1998 benefited from the agreement of Edge Asset Management and its affiliates to limit the Fund’s expenses. On March 1, 2004, the investment policies of the predecessor Fund were modified. As a result, the predecessor Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place. Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets (estimated)(1)(2)

For The Year Ended December 31, 2006	Class 1	Class 2
Management Fees	0.50%	0.50%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.51%	0.76%

(1)	The estimated expenses shown in the table are intended to reflect those that will be in the effect on any ongoing basis.

(2)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.54% for Class 1 shares and 0.79% for Class 2 shares.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Mortgage Securities Account - Class 1	$52	$164	$285	$640
Mortgage Securities Account - Class 2	78	243	422	942

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 59

Principal LifeTime Accounts

The Fund offers Accounts that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Accounts to align, over time, underlying investments with the changing risk tolerance of the investor. These Accounts are sometimes referred as “target date funds.” The target date Accounts offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Accounts”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Accounts is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Account is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Account invests in other Fund Accounts and certain funds of Principal Investors Fund, Inc. (together, the “underlying funds”) that Principal Management Corporation (“Principal”), the manager of the Fund and Principal Investors Fund, and Principal Global Investors, LLC (“PGI”), the Accounts’ Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Account and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal Life Time Accounts may invest in any of the Class 1 shares of the equity accounts or fixed-income accounts of Principal Variable Contracts Fund, Inc., at the sub-advisor’s discretion. The underlying funds provide each Account with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Account, most of the Account’s assets are invested in underlying funds which are intended primarily to give the Account broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains — and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Accounts. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Account. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Account assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of an Account or market forces or Account circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Account invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Account must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

60 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Account (other than the Principal LifeTime Strategic Income Account) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Account’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Account. At that time the Principal LifeTime Account may be combined with the Principal LifeTime Strategic Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.

There can be no assurance that any Principal LifeTime Account will achieve its investment objective. The net asset value of each of the Principal LifeTime Account’s shares is affected by changes in the value of the securities it owns. The Account’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Account to meet its investment objective depends on the ability of the underlying fund to achieve their investment objectives.

The broad diversification of each Principal LifeTime Account is designed to cushion severe losses in any one investment sector and moderate the Account’s overall price swings. However, the Account’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Account’s assets rise or fall, the Account’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying funds in this prospectus.

The greater the investment by each Principal LifeTime Account in Accounts that invest primarily in stocks, the greater the potential exposure to the following risks:

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk

•	Market Segment (Large Cap) Risk

•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Account in Accounts that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

•	Fixed-Income Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

The greater the investment by each Principal LifeTime Account in Accounts that invest in foreign investments, the greater the potential exposure to the following risks:

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Account is also subject to the following risks:

Payment in Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Account wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Accounts may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Accounts serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Accounts and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Accounts invest, there may be a conflict between the interests of the Principal LifeTime Accounts and the economic interests of Principal and its affiliates.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 61

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of March 31, 2007, each Principal LifeTime Account’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Account	Account	Account	Account	Account	Account
Bond	37.0%	28.8%	19.6%	13.0%	10.5%	54.0%
Capital Value	3.8	5.4	6.6	7.9	8.4	1.6
Diversified International	16.1	19.8	23.0	24.7	26.9	5.7
Equity Growth	4.0	5.9	7.2	8.7	8.5	1.2
Growth	3.5	5.1	6.4	7.3	8.8	1.2
LargeCap Stock Index	14.2	17.3	18.8	18.9	16.8	5.7
LargeCap Value	3.9	5.6	6.2	6.7	6.0	2.3
Money Market	5.7	0.0	0.0	0.0	0.0	19.5
Real Estate Securities	6.3	6.1	4.8	4.0	4.8	7.1
SmallCap	2.9	2.7	2.2	3.4	2.2	1.7
SmallCap Growth	1.3	1.6	2.6	2.7	3.5	0.0
SmallCap Value	1.3	1.7	2.6	2.7	3.6	0.0

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Account. The bar chart for each Account shows how the Account’s total return has varied year-by-year, and the table for the Account shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Account. An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Each Account’s investment return is net of the operating expenses of each of the underlying funds. Separate account and cost of insurance and other contract level expenses are not reflected in Principal LifeTime Account performance. Total returns would be lower if such expenses were included.

62 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal LifeTime 2010 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	5.11%
Lowest	Q1 ’05	-1.64%

The year-to-date return as of March 31, 2007 is 1.65%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(1)
Principal LifeTime 2010 Account - Class 1	12.30	11.79
S&P 500 Index(2)	15.79	13.41
Lehman Brothers Aggregate Bond Index(2)	4.33	3.43
Morningstar Target-Date 2000-2014 Category Average	8.60	7.97

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 63

Principal LifeTime 2020 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	6.11%
Lowest	Q1 ’05	-1.60%

The year-to-date return as of March 31, 2007 is 1.65%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(1)
Principal LifeTime 2020 Account - Class 1	15.16	14.07
S&P 500 Index(2)	15.79	13.41
Lehman Brothers Aggregate Bond Index(2)	4.33	3.43
Morningstar Target-Date 2015-2029 Category Average	12.41	12.14

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

64 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal LifeTime 2030 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	6.54%
Lowest	Q1 ’05	-1.59%

The year-to-date return as of March 31, 2007 is 1.72%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Accounts(1)
Principal LifeTime 2030 Account - Class 1	14.83	13.91
S&P 500 Index(2)	15.79	13.41
Lehman Brothers Aggregate Bond Index(2)	4.33	3.43
Morningstar Target-Date 2030+ Category Average	14.40	14.72

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 65

Principal LifeTime 2040 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	7.00%
Lowest	Q2 ’06	-1.85%

The year-to-date return as of March 31, 2007 is 1.69%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(1)
Principal LifeTime 2040 Account - Class 1	15.13	14.80
S&P 500 Index(2)	15.79	13.41
Lehman Brothers Aggregate Bond Index(2)	4.33	3.43
Morningstar Target-Date 2030+ Category Average	14.40	14.72

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

66 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal LifeTime 2050 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	7.46%
Lowest	Q2 ’06	-2.08%

The year-to-date return as of March 31, 2007 is 1.75%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(1)
Principal LifeTime 2050 Account - Class 1	15.49	15.06
S&P 500 Index(2)	15.79	13.41
Lehman Brothers Aggregate Bond Index(2)	4.33	3.43
Morningstar Target-Date 2030+ Category Average	14.40	14.72

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 67

Principal Lifetime Strategic Income Account

Principal Investment Strategies
The Account invests primarily in underlying fixed-income Accounts, but also invests in underlying equity and hybrid accounts according to an asset allocation strategy designed for investors seeking current income from their investment.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’05	3.87%
Lowest	Q1 ’05	-1.78%
The year-to-date return as of March 31, 2007 is 1.48%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(1)
Principal LifeTime Strategic Income Account - Class 1	10.26	9.86
S&P 500 Index(2)	15.79	13.41
Lehman Brothers Aggregate Bond Index(2)	4.33	3.43
Morningstar Target-Date 2000-2014 Category Average	8.60	7.97

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

68 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the Principal Lifetime Accounts
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the LifeTime Accounts during the fiscal year ended December 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Accounts through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2006.

The examples are intended to help you compare the cost of investing in an Account with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in an Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The example also assumes that your investment has a 5% return each year and that the Account’s operating expenses, including the operating expenses of the underlying funds, remain the same. Your actual costs may be higher or lower than those in the examples.

These fees and expenses shown in the table and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.

	Annual Fund Operating Expenses
	(Expenses that are deducted from Account Assets)
						Acquired
						Fund	Total
						(“Underlying	Annual
						Fund”)	Account
	Management	Other	Gross Fees	Expense	Net Fees	Fees and	Operating
Class 1 Shares	Fees	Expenses	and Expenses	Reimbursement(1)	and Expenses	Expenses	Expenses
Principal LifeTime 2010	0.12%	0.04%	0.16%	0.00%	0.16%	0.62%	0.78%
Principal LifeTime 2020	0.12	0.02	0.14	0.01	0.13	0.63	0.76
Principal LifeTime 2030	0.12	0.09	0.21	0.05	0.16	0.67	0.83
Principal LifeTime 2040	0.12	0.20	0.32	0.19	0.13	0.69	0.82
Principal LifeTime 2050	0.12	0.32	0.44	0.32	0.12	0.71	0.83
Principal LifeTime Strategic Income	0.12	0.09	0.21	0.07	0.14	0.58	0.72

(1)	Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Accounts, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.16% for the Principal LifeTime 2010 Account, 0.13% for the Principal LifeTime 2020 Account, 0.16% for the Principal LifeTime 2030 Account, 0.13% for the Principal LifeTime 2040 Account, 0.12% for the Principal LifeTime 2050 Account and 0.14% for the Principal Strategic Income Account.

	Examples: You would pay the following expenses on a $10,000
	investment assuming a 5% annual return and redemption at the end of each period:
Class 1 Shares	1 Year	3 Years	5 Years	10 Years
Principal LifeTime 2010	$80	$249	$433	$966
Principal LifeTime 2020	78	245	427	953
Principal LifeTime 2030	85	274	481	1,078
Principal LifeTime 2040	84	296	533	1,214
Principal LifeTime 2050	85	323	592	1,360
Principal LifeTime Strategic Income	74	243	430	969

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 69

Real Estate Securities Account

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Investor Profile:	The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. The Account is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk

Principal - REI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

70 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’04	17.84%
Lowest	Q3 ’99	-8.40%

The year-to-date return as of March 31, 2007 is 1.99%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
Real Estate Securities Account - Class 1	36.61	26.08	17.51
Real Estate Securities Account - Class 2	36.26	25.79	17.28
MSCI US REIT Index(1)	35.92	23.22	15.03
Morningstar Specialty - Real Estate Category Average	33.61	22.98	14.98

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses(1)
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1	Class 2(2)
Management Fees	0.87%	0.87%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.87%	1.12%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class 1 shares and 1.15% for Class 2 shares.

(2)	The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 71

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Real Estate Securities Account - Class 1	$89	$278	$482	$1,073
Real Estate Securities Account - Class 2	114	356	617	1,363

72 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Short-Term Bond Account
(effective 05/17/2008, this Account will be known as Short-Term Bond Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide current income.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Account’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Account considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Credit and Counterparty Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 73

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’06	2.21%
Lowest	Q2 ’04	-1.58%

The year-to-date return as of March 31, 2007 is 1.46%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Life of Account(2)
Short-Term Bond Account - Class 1	4.44	2.26
Lehman Brothers MF (1-3) US Government Credit Index(1)(3)	4.25	2.40
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index(1)	4.22	2.46
Morningstar Short-Term Bond Category Average	4.01	2.30

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 1, 2003).
(3)	This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The benchmark formerly used is also shown.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.50%
Other Expenses	0.14

Total Annual Account Operating Expenses	0.64%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Bond Account - Class 1	$65	$205	$357	$798

74 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Short-Term Income Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (”NRSRO”) or, in the opinion of Edge, are of comparable quality (”investment-grade”). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 75

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q3 ’01	3.20%
Lowest	Q2 ’04	-1.41%

The year-to-date return as of March 31, 2007 is 1.19%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Past 10 Years
Short-Term Income Account - Class 1	4.59	4.00	5.03
Short-Term Income Account - Class 2	4.24	3.77	4.79
Citigroup Broad Investment-Grade Credit 1-3 Years Index(2)	4.88	4.12	5.61
Morningstar Short-Term Bond Category Average	4.01	3.15	4.59

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1996 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses. Class 1 shares began operations on January 12, 1994 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustments results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets (estimated)(1)(2)

For The Year Ended December 31, 2006	Class 1	Class 2
Management Fees	0.50%	0.50%
12b-1 Fees	N/A	0.25
Other Expenses	0.03	0.03

Total Annual Account Operating Expenses	0.53%	0.78%

(1)	The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

(2)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.61% for Class 1 shares and 0.86% for Class 2 shares.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Income Account - Class 1	$54	$170	$296	$665
Short-Term Income Account - Class 2	80	249	433	966

76 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

SmallCap Account
(Closed to new investors as of the close of business on November  18, 2007)
(effective 05/17/2008, this Account will be known as SmallCap Blend Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Underlying Fund Risk

•	Market Segment (Small Cap) Risk

•	Value Stock Risk
•	Initial Public Offerings Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 77

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’99	26.75%
Lowest	Q3 ’01	-25.61%

The year-to-date return as of March 31, 2007 is 3.62%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
SmallCap Account - Class 1	12.70	7.52	4.67
Russell 2000 Index(1)	18.37	11.39	7.15
Morningstar Small Blend Category Average	15.06	11.72	9.15

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For The Year Ended December 31, 2006	Class 1
Management Fees	0.85%
Other Expenses	0.02

Total Annual Account Operating Expenses	0.87%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Account - Class 1	$89	$278	$482	$1,073

78 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

SmallCap Growth Account
(effective 05/17/2008, this Account will be known as SmallCap Growth Account II)

Sub-Advisor(s):	UBS Global Asset Management (Americas), Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Account seeks long-term growth of capital

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000® Growth Index at the time of purchase (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)). Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock when the catalysts for improved growth are no longer valid, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 79

investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. Emerald was added as an additional Sub-Advisor on August 26, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’99	59.52%
Lowest	Q3 ’01	-37.66%

The year-to-date return as of March 31, 2007 is 4.07%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
SmallCap Growth Account - Class 1	8.97	0.39	2.15
SmallCap Growth Account - Class 2	8.69	0.10	1.91
Russell 2000 Growth Index(1)	13.35	6.93	2.76
Morningstar Small Growth Category Average	10.50	6.12	6.77

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

80 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets(1)

For The Year Ended December 31, 2006	Class 1	Class 2(2)
Management Fees	1.00%	1.00%
12b-1 Fees	N/A	0.25
Other Expenses	0.02	0.02

Total Annual Account Operating Expenses	1.02%	1.27%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.02% for Class 1 shares and 1.27% for Class 2 shares.

(2)	The expenses for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 81

SmallCap Value Account
(effective 05/17/2008, this Account will be known as SmallCap Value Account I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account’s assets may be invested in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

The J.P. Morgan investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated bets that seeks to deliver consistent returns with style characteristics similar to the Russell 2000 Value Index. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong trends with attractive relative valuation). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.

The J.P. Morgan process seeks to generate excess returns purely through stock selection. As a result, the portfolio tends to be largely sector neutral.

The portion of the Account managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Account, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Account has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

82 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk

•	Mid Cap Stock Risk

•	Derivatives Risk
•	Value Stock Risk
•	Small Company Risk
•	Underlying Fund Risk

•	Market Segment (Small Cap) Risk

•	Initial Public Offerings Risk
•	Sector Risk

J.P. Morgan has been the Account’s Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account. On December  31, 2007, Mellon Equity was merged with its affiliate Mellon Capital Management Corporation. Mellon Capital is one of the Account’s Sub-Advisors.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	23.76%
Lowest	Q3 ’02	-17.74%

The year-to-date return as of March 31, 2007 is 1.77%.

Average Annual Total Returns (%)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
SmallCap Value Account - Class 1	18.64	16.31	13.02
SmallCap Value Account - Class 2	18.33	16.09	12.84
Russell 2000 Value Index(1)	23.48	15.38	10.75
Morningstar Small Value Category Average	16.27	13.85	10.46

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

(2)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 83

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets(1)

For The Year Ended December 31,2006	Class 1	Class 2(2)
Management Fees	1.08%	1.08%
12b-1 Fees	N/A	0.25
Other Expenses	0.03	0.03

Total Annual Account Operating Expenses	1.11%	1.36%
Expense Reimbursement	0.10	0.10

Net Expenses	1.01%	1.26%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares and 1.26% for Class 2 shares.

(2)	The expenses for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Value Account - Class 1	$103	$340	$599	$1,340
SmallCap Value Account - Class 2	128	418	732	1,624

84 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Strategic Asset Management (“SAM”) Portfolios

Principal Variable Contracts Fund provides a broad selection of investment choices, including asset allocation strategies available through the SAM Flexible Income, SAM Conservative Balanced, SAM Balanced, SAM Conservative Growth, and SAM Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return. Each of the SAM Portfolios may invest, at the Sub-Advisor’s discretion, in the Class 1 shares of any equity Accounts or fixed-income Accounts of Principal Variable Contracts Fund as well as Institutional Class shares issued by any of the investment portfolios of Principal Investors Fund, Inc. (collectively, the “underlying funds”). The Sub-Advisor for the SAM Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the underlying funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding underlying funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the underlying funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Accounts, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 85

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

The discussion of each Portfolio’s and underlying fund’s principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or underlying fund under “Certain Investment Strategies and Related Risks.”

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the underlying funds it owns. Each Portfolio’s investments are invested in the underlying funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the underlying funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the underlying funds in the proportions in which the Portfolio invests in them. The greater the investment by each Portfolio in underlying funds that invest primarily in stocks, the greater the potential exposure to the following risks:

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk

•	Market Segment (Large Cap) Risk

•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Portfolio in underlying funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks:

86 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolio since the inception of the Portfolios.

As of March 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Diversified International	0.0%	5.0%	7.5%	9.6%	10.7%
Equity Income I	5.4	9.6	14.4	18.3	19.8
Growth	7.5	11.4	17.0	21.3	23.6
Income	24.9	17.8	10.3	4.3	0.0
International Emerging Markets	0.0	1.3	1.8	2.3	2.5
LargeCap Blend	5.6	7.4	10.9	14.0	15.9
MidCap Stock	2.4	2.8	4.0	5.6	6.7
Money Market	0.0	0.0	0.5	0.0	0.0
Mortgage Securities	31.3	26.1	17.0	7.2	0.0
PIF High Yield Fund II	6.6	5.8	4.6	2.6	4.0
Real Estate Securities	1.2	1.7	2.5	3.4	3.7
Short-Term Income	11.8	5.5	0.9	0.0	0.0
SmallCap Growth	1.0	1.2	1.9	2.6	2.9
SmallCap Value	1.0	1.1	1.8	2.4	2.6
West Coast Equity	1.3	3.3	4.9	6.4	7.6

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided below with the description of each Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds. The separate account expenses, cost of insurance or other contract-level expenses are not included in the performance for each SAM Portfolio. Total returns would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 87

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity funds

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Portfolio’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	6.48%
Lowest	Q3 ’02	-1.24%

The year-to-date return as of March 31, 2007 is 1.53%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Portfolio(2)
SAM Flexible Income Portfolio - Class 1	6.84	6.36	6.98
SAM Flexible Income Portfolio - Class 2	6.61	6.10	6.72
S&P 500 Index(3)	15.79	6.19	6.11
Lehman Brothers Aggregate Bond Index(3)	4.33	5.06	6.03
20% S&P Index and 80% Lehman Brothers Aggregate Bond Index(3)	6.62	5.44	6.28
Morningstar Conservative Allocation Category Average	8.17	5.66	4.86

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses.

(2)	Class 1 shares began operations on September 9, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

88 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Portfolio’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’03	8.35%
Lowest	Q3 ’02	-4.43%

The year-to-date return as of March 31, 2007 is 1.65%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Portfolio(2)
SAM Conservative Balanced Portfolio - Class 1	8.83	7.11	5.63
SAM Conservative Balanced Portfolio - Class 2	8.50	6.83	5.37
S&P 500 Index(3)	15.79	6.19	6.11
Lehman Brothers Aggregate Bond Index(3)	4.33	5.06	6.03
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(3)	8.91	5.75	6.41
Morningstar Conservative Allocation Category Average	8.17	5.66	4.86

(1)	Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies. The predecessor fund’s performance between 1998 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on April 23, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 89

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Portfolio’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’99	15.37%
Lowest	Q3 ’02	-8.44%

The year-to-date return as of March 31, 2007 is 1.71%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Portfolio(2)
SAM Balanced Portfolio - Class 1	10.61	7.65	8.98
SAM Balanced Portfolio - Class 2	10.37	7.39	8.72
S&P 500 Index(3)	15.79	6.19	6.11
Lehman Brothers Aggregate Bond Index(3)	4.33	5.06	6.03
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(3)	11.20	5.98	6.43
Morningstar Moderate Allocation Category Average	11.26	6.09	5.72

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

90 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Portfolio’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’99	21.54%
Lowest	Q3 ’01	-12.83%

The year-to-date return as of March 31, 2007 is 1.78%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Portfolio(2)
SAM Conservative Growth Portfolio - Class 1	12.20	7.86	9.60
SAM Conservative Growth Portfolio - Class 2	11.95	7.59	9.33
S&P 500 Index(3)	15.79	6.19	6.11
Lehman Brothers Aggregate Bond Index(3)	4.33	5.06	6.03
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(3)	13.50	6.12	6.33
Morningstar Moderate Allocation Category Average	11.26	6.09	5.72

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 91

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Portfolio’s highest/lowest quarterly returns during this time period were:

Highest	Q4 ’99	25.82%
Lowest	Q3 ’01	-17.07%

The year-to-date return as of March 31, 2007 is 1.81%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Portfolio(2)
SAM Strategic Growth Portfolio - Class 1	13.06	7.76	10.58
SAM Strategic Growth Portfolio - Class 2	12.77	7.53	10.33
S&P 500 Index(3)	15.79	6.19	6.11
Russell 3000 Index(3)	15.72	7.17	6.43
Morningstar Large Blend Category Average	14.12	5.92	6.03

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

92 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the SAM Portfolios
Each of the SAM Portfolios offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of a SAM Portfolio. Estimated expenses of the Underlying Funds in which the SAM portfolios invest are included. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the SAM Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the “SEC”), that the SAM Portfolio’s operating expenses, including the operating expenses of the Underlying Funds, remain the same, and that you redeem all your shares at the end of the periods shown. The expenses shown below would not change, however, if you continued to hold all your shares at the end of the period shown. Your actual costs may be higher or lower than those in the examples.

Estimated Aggregate Portfolio Expenses

Class 1 Shares

	Annual Portfolio Operating Expenses(1)
	For The Year Ended December 31, 2006 (Estimated)
	(Expenses that are deducted from Portfolio Assets)
							Acquired	Total
							Fund	Annual
							(“Underlying Fund”)	Portfolio
	Management	12b-1	Other	Gross Fees	Expense	Net Fees	Fees and	Operating
Portfolio	Fees	Fees	Expenses	and Expenses	Reimbursement(2)	and Expenses	Expenses	Expenses(2)
Flexible Income	0.25%	0.00%	0.01%	0.26%	0.00%	0.26%	0.59%	0.85%
Conservative Balanced	0.25	0.00	0.01	0.26	0.00	0.26	0.62	0.88
Balanced	0.25	0.00	0.01	0.26	0.00	0.26	0.66	0.92
Conservative Growth	0.25	0.00	0.01	0.26	0.00	0.26	0.69	0.95
Strategic Growth	0.25	0.00	0.01	0.26	0.00	0.26	0.73	0.99

Class 2 Shares

	Annual Portfolio Operating Expenses(1)
	For The Year Ended December 31, 2006 (Estimated)
	(Expenses that are deducted from Portfolio Assets)
							Acquired	Total
							Fund	Annual
							(“Underlying Fund”)	Portfolio
	Management	12b-1	Other	Gross Fees	Expense	Net Fees	Fees and	Operating
Portfolio	Fees	Fees	Expenses	and Expenses	Reimbursement(2)	and Expenses	Expenses	Expenses(2)
Flexible Income	0.25%	0.25%	0.01%	0.51%	0.00%	0.51%	0.59%	1.10%
Conservative Balanced	0.25	0.25	0.01	0.51	0.00	0.51	0.62	1.13
Balanced	0.25	0.25	0.01	0.51	0.00	0.51	0.66	1.17
Conservative Growth	0.25	0.25	0.01	0.51	0.00	0.51	0.69	1.20
Strategic Growth	0.25	0.25	0.01	0.51	0.00	0.51	0.73	1.24

(1)	The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

(2)	Principal has contractually agreed to limit the Portfolios’ expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the Class 1 shares and 0.53% for the Class 2 shares of the Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic Growth Portfolio.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 93

Examples

Class 1 Shares

	Examples: You would pay the following expenses on a $10,000
	investment assuming a 5% annual return and redemption at the end of each period:
Portfolio	1 year	3 Years	5 Years	10 Years
Flexible Income	$87	$271	$471	$1,049
Conservative Balanced	90	281	488	1,084
Balanced	94	293	509	1,131
Conservative Growth	97	303	525	1,166
Strategic Growth	101	315	547	1,213

Class 2 Shares

	Examples: You would pay the following expenses on a $10,000
	investment assuming a 5% annual return and redemption at the end of each period:
Portfolio	1 year	3 Years	5 Years	10 Years
Flexible Income	$112	$350	$606	$1,340
Conservative Balanced	115	359	622	1,375
Balanced	119	372	644	1,420
Conservative Growth	122	381	660	1,455
Strategic Growth	126	393	681	1,500

94 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

West Coast Equity Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and real estate investment trust (“REIT”) securities.

Main Strategies and Risks
Under normal circumstances, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four-state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Geographic Concentration Risk
•	High Yield Securities Risk
•	Prepayment Risk
•	Exchange Rate Risk
•	Real Estate Securities Risk
•	Small Company Risk
•	Foreign Securities Risk

•	Mid Cap Stock Risk

•	Underlying Fund Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 95

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

The Account’s highest/lowest quarterly returns during this time period were:

Highest	Q2 ’01	30.34%
Lowest	Q3 ’01	-25.94%

The year-to-date return as of March 31, 2007 is 1.33%.

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Account(2)
West Coast Equity Account - Class 1	12.03	8.83	11.95
West Coast Equity Account - Class 2	11.75	8.56	11.68
Russell 3000 Index(3)	15.72	7.17	4.97
Morningstar Mid-Cap Blend Category Average	13.92	10.51	9.37

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets (estimated)(1)(2)

For The Year Ended December 31, 2006	Class 1	Class 2
Management Fees	0.63%	0.63%
12b-1 Fees	N/A	0.25
Other Expenses	0.02	0.02

Total Annual Account Operating Expenses	0.65%	0.90%

(1)	The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

(2)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.68% for Class 1 shares and 0.93% for Class 2 shares.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
West Coast Equity Account - Class 1	$66	$208	$362	$810
West Coast Equity Account - Class 2	92	287	498	1,108

96 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Accounts or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Accounts or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks. The term “Account,” as used in this section, includes any of the investment platforms of Principal Investors Fund in which the SAM Portfolios may invest from time to time at the discretion of Edge, the Sub-Advisor for the SAM Portfolios.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty’s collateral invested by the Account declines in value as a result of investment losses.

Principal Variable Contracts Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 97

Reverse Repurchase Agreements
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account’s investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts may invest in debt securities rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. The PIF High Yield Fund II may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

98 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Fund

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT’s expenses, including management fees, and will remain subject to the Account’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Accounts may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account’s asset base is small, a significant portion of the Account’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account’s assets grow, the effect of the Account’s investments in IPOs on the Account’s performance probably will decline, which could reduce the Account’s performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account’s portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

Principal Variable Contracts Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 99

Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts(except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. An Account could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

An Account treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Account may invest in convertible securities without regard to their ratings.

100 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Fund

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets, and International SmallCap Accounts may invest in securities of foreign companies. The other Accounts (except the Government & High Quality Bond and Mortgage Securities Accounts) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;

•	companies for which the principal securities trading market is outside the U.S.; and

•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;

Principal Variable Contracts Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 101

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Geographic Concentration
Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

Small and Medium Capitalization Companies
The Accounts (except Bond, Government & High Quality Bond, Money Market, and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend, LargeCap Stock Index, and LargeCap Value may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

102 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Fund

Fund of Funds
The performance and risks of each Principal LifeTime Account and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Account or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Accounts and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Account or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Account and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Account or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in an Account’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts that engage in active trading may have high portfolio turnover rates.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account’s performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts, except the Money Market Account, the NAV is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account
•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liabilities of each class
•	dividing the remainder by the total number of shares owned in that class.

Principal Variable Contracts Fund	PRICING OF ACCOUNT SHARES 103

With respect to an Account that invests in other registered investment company Accounts and Funds (Principal LifeTime Accounts and SAM Portfolios), the Account’s NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account invests.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors.
•	An Account’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to “fair value” some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account’s NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.

MANAGEMENT OF THE FUND

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Accounts. The portfolio managers Principal has appointed for each Principal LifeTime Account are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager PGI has appointed for each Principal LifeTime Account is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the

104 DIVIDENDS AND DISTRIBUTION	Principal Variable Contracts Fund

Principal LifeTime Accounts according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Account’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Account.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service for a specific Account or Portfolio. For these services, the Sub-Advisor is paid a fee by Principal. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each of the Accounts or Portfolios.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Account’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental and quantitative analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Account’s portfolio.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 105

Day-to-day
Account	Account Management

LargeCap Value	Marilyn Fedak John Mahedy

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

Equity Value	Brendan Healy, CFA Charles A. Ritter, CFA

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

106 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Day-to-day
Account	Account Management

Growth	Anthony Rizza

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is Two Union Square, 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Fund Management

Equity Income I	Joseph T. Suty
Income	John R. Friedl
MidCap Stock	Daniel R. Coleman
Mortgage Securities	Craig V. Sosey
Short-Term Income	Craig V. Sosey
SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balance Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum
West Coast Equity	Philip M. Foreman

Daniel R. Coleman. Mr. Coleman, Portfolio Manager and Chief Investment Officer Edge, leads a team of investment professionals that is responsible for the management of the Equity Accounts for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity Accounts). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 107

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, is responsible for the day-to-day management of the Income Account. He has been employed as an investment professional at Edge since August 1998.

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, has been responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) since March 2003. Mr. Meighan oversees the Asset Allocation Team, a group of investment professionals dedicated to the active management of the SAM Portfolios’, on a day-to-day basis. Mr. Meighan also works collaboratively with Mr. Yoakum developing portfolio asset allocation and investment strategies. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist/Managing Director-Asset Allocation of Edge, has led a team of investment professionals in managing the predecessor SAM Portfolios since January 1999. Mr. Yoakum currently serves as Chairman of the SAM Portfolio’s Asset Allocation Team and works closely with Mr. Meighan formulating economic strategy. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Account	Account Management

SmallCap Growth	Joseph W. Garner Kenneth G. Mertz Stacey L. Sears

The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.

108 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Account	Fund Management

SmallCap Growth	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 109

Day-to-day
Account	Fund Management

MidCap Value	Bruce Jacobs Ken Levy

Bruce Jacobs, PH.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios.

Day-to-day
Account	Account Management

SmallCap Value	Christopher T. Blum Dennis S. Ruhl

Christopher T. Blum, CFA. Mr. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group responsible for the intrepid and Behavioral Small Cap strategies. He rejoined the firm in 2001, as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before that, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business. He has earned the right to use the Chartered Financial Analyst designation.

Dennis S. Ruhl, CFA. Mr. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr. Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT. He is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization, and is also a board member of the MIT Club of New York and regional vice chair of the MIT Educational Council. Mr. Ruhl has earned the right to use the Chartered Financial Analyst designation.

110 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), with offices located at 50 Fremont Street, San Francisco, California 94105 and offices located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258, is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”).

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

MidCap Growth	Adam T. Logan John O’Toole
SmallCap Value	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala joined Mellon Equity in 1993; which merged with its affiliate, Mellon Capital, on December 31, 2007. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin joined Mellon Equity in 1999, which merged with its affiliate, Mellon Capital, on December 31, 2007. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

Adam T. Logan, CFA. Mr. Logan joined Mellon Equity in 1998, which merged with its affiliate, Mellon Capital, on December 31, 2007. Previously, he performed duties as a financial analyst in The Bank of New York Mellon’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Mr. O’Toole joined Mellon Equity in 1990, which merged with its affiliate, Mellon Capital, on December 31, 2007. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Morgan Stanley Investment Management Inc. (“MSIM Inc.”), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name “Van Kampen,” is a registered investment adviser, located at 522 Fifth Avenue, New York, NY 10036, and is a direct subsidiary of Morgan Stanley.

Day-to-day
Account	Account Management

Asset Allocation	Francine J. Bovich

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 111

Francine J. Bovich. Ms. Bovich has been a Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997 and a Principal prior thereto. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Ms. Bovich is co-head of Morgan Stanley’s Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund’s assets among equities, bonds and money market instruments.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Account	Account Management

MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

Balanced	Dirk Laschanzky
Bond	William C. Armstrong Timothy R. Warrick
Capital Value	John Pihlblad Arild Holm
Diversified International	Paul H. Blankenhagen Juliet Cohn Christopher Ibach
Government & High Quality Bond	Brad Fredericks Lisa Stange
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal

112 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Day-to-day
Account	Account Management

International SmallCap	Brian W. Pattinson
LargeCap Stock Index	Dirk Laschanzky Scott W. Smith
MidCap	K. William Nolin
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap	Thomas Morabito Phil Nordhus

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, PH.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 113

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for Principal Global Investors. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Accounts with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Accounts’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

114 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a senior trader and portfolio manager for PGI. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from lowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 115

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal—REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Account	Account Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Account	Account Management

Equity Growth	Robert W. Sharps
LargeCap Blend	Anna M. Dopkin

Anna M. Dopkin, CFA. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Account.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

116 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

SmallCap Growth	Paul A. Graham, Jr. David N. Wabnik

Paul A. Graham, JR., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Account’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 117

Sub-Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

118 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Fees Paid to the Manager
Each Account pays Principal a fee for its services, which includes any fee Principal pays to the Account’s Sub-Advisor. The fee each Account paid (as a percentage of the Account’s average daily net assets) for the fiscal year ended December 31, 2006 was:

Asset Allocation	0.80%
Balanced	0.59%
Bond	0.43%
Capital Value	0.60%
Diversified International	0.84%
Equity Growth	0.76%
Equity Income I	N/A*
Equity Value	0.85%
Government & High Quality Bond	0.45%
Growth	0.60%**
Income	N/A*
International Emerging Markets	1.25%
International SmallCap	1.18%
LargeCap Blend	0.75%
LargeCap Stock Index	0.25%
LargeCap Value	0.75%
MidCap	0.57%
MidCap Growth	0.90%
MidCap Stock	N/A*
MidCap Value	1.05%
Money Market	0.48%
Mortgage Securities	N/A*
Principal LifeTime 2010	0.12%
Principal LifeTime 2020	0.12%
Principal LifeTime 2030	0.12%
Principal LifeTime 2040	0.12%
Principal LifeTime 2050	0.12%
Principal LifeTime Strategic Income	0.12%
Real Estate Securities	0.87%
SAM Balanced	N/A*
SAM Conservative Balanced	N/A*
SAM Conservative Growth	N/A*
SAM Flexible Income	N/A*
SAM Strategic Growth	N/A*
Short-Term Bond	0.50%
Short-Term Income	N/A*
SmallCap	0.85%
SmallCap Growth	1.00%
SmallCap Value	1.08%
West Coast Equity	N/A*
 * Each of the Accounts in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.
** The Account’s management fees increased effective January 8, 2007.

	First $100	Next $100	Next $100	Next $100	Over $400
Account	million	million	million	million	million
Equity Income I	0.60%	0.55%	0.50%	0.45%	0.40%

	First $500	Next $500	Next $1	Next $1	Over $3
Account	million	million	billion	billion	billion
Growth	0.68%	0.63%	0.61%	0.56%	0.51%

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 119

Account	First $2 billion	Over $2 billion
Income	0.50%	0.45%
Mortgage Securities	0.50	0.45

	First $1	Next $1	Next $1	Over $3
Account	billion	billion	billion	billion
MidCap Stock	0.75%	0.70%	0.65%	0.60%

	First $200	Next $300	Over $500
Account	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

	First $500	Over $500
Account	million	million
West Coast Equity	0.625%	0.500%

	First $1	Over $1
Account *	billion	billion
SAM Balanced Portfolio; SAM Conservative Balanced Portfolio; SAM Conservative Growth Portfolio; SAM Flexible Income Portfolio and SAM Strategic Growth Portfolio	0.25%	0.20%
* Breakpoints based on aggregate SAM Portfolio net assets

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended June 30, 2006 and in the annual report to shareholders for the fiscal year ended December 31, 2006.

Under an order received from the SEC, the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Account that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account’s sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account’s reliance on the order; however, only the Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts intend to rely on the order.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for the Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the Account. Because Rule 12b-1 fees are ongoing

120 DISTRIBUTION PLAN AND ADDITIONAL INFORMATION	Principal Variable Contracts Fund

fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.

The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.

Payments to Investment Representatives and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Account shares to retirement plans by that financial intermediary.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Accounts for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, ticket charges, and general marketing expenses.

In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc.

Principal Variable Contracts Fund	DISTRIBUTION PLAN AND ADDITIONAL INFORMATION 121

(“New American”) and its parent company Washington Mutual, Inc. (“WaMu”) (the “Transaction”). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the “Principal Products”) that WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WaMu Investments (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners’ Financial Services of America
Waterstone Financial Group, Inc.
WaMu Investments

To obtain a current list of such firms, call 1-800-222-5852.

Although an Account’s sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.

Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

122 DISTRIBUTION PLAN AND ADDITIONAL INFORMATION	Principal Variable Contracts Fund

GENERAL INFORMATION ABOUT AN ACCOUNT

Frequent Trading and Market Timing (Abusive Trading Practices)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:

•	Disrupt the management of the Accounts by:

•	forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Account; and
•	Increase expenses of the Account due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Accounts in which the Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through

Principal Variable Contracts Fund	GENERAL INFORMATION ABOUT AN ACCOUNT 123

which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. Effective the close of business on November 18, 2007, the SmallCap Account (the “Account”) closed to new investors. Those Account shareholders on November 18, 2007 may, however, continue to purchase shares in fund accounts in existence at that time.

Shareholder Rights
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392.

124 GENERAL INFORMATION ABOUT AN ACCOUNT	Principal Variable Contracts Fund

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Account Shares
Shares are purchased from the Distributor, the Fund’s principal underwriter (“Distributor”). There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, at their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder’s signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Principal Variable Contracts Fund	GENERAL INFORMATION ABOUT AN ACCOUNT 125

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements
You will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

TAX INFORMATION

The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

126 TAX INFORMATION	Principal Variable Contracts Fund

FINANCIAL HIGHLIGHTS

The financial highlights table for each Account is intended to help you understand the Account’s financial performance for the past 5 years (or since inception, if shorter). Certain information reflects financial results for a single Account share. The total returns in the table for each Account represent the rate that an investor would have earned, or lost, on an investment in the Account (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown.

The Financial Highlights will be filed by amendment.

Principal Variable Contracts Fund	FINANCIAL HIGHLIGHTS 127

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 30, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its annual and semi-annual reports available, free of charge, on www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-852-4450.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.

Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Variable Contracts Fund, Inc. SEC File 811-01944

128 ADDITIONAL INFORMATION	PRINCIPAL VARIABLE CONTRACTS FUND

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called “principal risks.” The principal risks of investing in the Accounts are stated above as to each Account in the Account’s description. Each of these risks is summarized below. The first four risks described below - liquidity risk, management risk, market risk, and securities lending risk - apply to all the Accounts (except that liquidity risk and securities lending risk do not apply to the Money market Account). The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Accounts

Liquidity Risk
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account’s ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

Management Risk
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of an Account’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the Account.

Securities Lending Risk
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Additional Risks Applicable to Certain Accounts

Active Trading Risk
An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account’s brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

Credit and Counterparty Risk
The issuer or guarantor of a fixed income security or other obligation, counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Principal Variable Contracts Fund	APPENDIX A 129

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indices. An Account’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting,

130 APPENDIX A	Principal Variable Contracts Fund

and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	Mid Cap: Account’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

•	Large Cap: Account’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

•	Small Cap: Account’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Principal Variable Contracts Fund	APPENDIX A 131

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such Accounts’ investments would likely decline.

Non-Diversification Risk
An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account’s holdings are, the more a specific stock’s poor performance is likely to affect the Account’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments),
•	are subject to cash flow dependency and defaults by borrowers, and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When an Account’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

132 APPENDIX A	Principal Variable Contracts Fund

Underlying Fund Risk
The Principal LifeTime Accounts and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts as of March 31, 2007.

PRINCIPAL LIFETIME ACCOUNTS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
Underlying Fund	2010	2020	2030	2040	2050	Income	Total
Bond	2.7%	7.8%	0.9%	0.3%	0.2%	1.8%	13.7%
Capital Value	0.4	2.2	0.4	0.2	0.2	0.1	3.5
Diversified International	0.9	4.1	0.8	0.4	0.3	0.1	6.6
Equity Growth	0.5	2.7	0.5	0.3	0.2	0.1	4.3
Growth	0.3	1.3	0.3	0.1	0.1	0.0	2.1
LargeCap Stock Index	2.0	9.2	1.6	0.8	0.5	0.4	14.5
LargeCap Value	0.6	3.2	0.6	0.3	0.2	0.2	5.1
Money Market	0.8	0.0	0.0	0.0	0.0	1.3	2.1
Real Estate Securities	0.6	2.3	0.3	0.1	0.1	0.3	3.7
SmallCap	0.9	3.1	0.4	0.3	0.1	0.2	5.0
SmallCap Growth	0.3	1.6	0.4	0.2	0.2	0.0	2.7
SmallCap Value	0.2	0.9	0.2	0.1	0.1	0.0	1.5

The SAM Portfolios commenced operations on January 8, 2007, as successor portfolios to the WM Variable Trust (“WMVT”) SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Accounts of Principal Variable Contracts Fund as follows:

WMVT Acquired Funds
Equity Income Fund
Growth Fund
Growth & Income Fund
Income Fund
International Growth Fund
Mid Cap Stock Fund
Money Market Fund
REIT Fund
Short Term Income Fund
Small Cap Growth Fund
Small Cap Value Fund
U.S. Government Securities Fund
West Coast Equity Fund	PVC Acquiring Accounts
Equity Income Account I
Growth Account
LargeCap Blend Account
Income Account
Diversified International Account
MidCap Stock Account
Money Market Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Growth Account
SmallCap Value Account
Mortgage Securities Account
West Coast Equity Account

The WM Trust I High Yield Fund is the predecessor fund of the PIF High Yield Fund II.

Principal Variable Contracts Fund	APPENDIX A 133

The table below shows the percentage of outstanding shares of the Underlying Funds owned by the Portfolios as of March 31, 2007:

SAM PORTFOLIOS

	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total
Diversified International	0.0%	0.7%	9.5%	6.7%	4.1%	21.0%
Equity Income I	1.7	1.3	17.8	12.8	7.5	41.1
Growth	3.1	1.9	27.5	19.2	11.7	63.4
Income	23.0	6.7	37.2	8.7	0.0	75.6
International Emerging Markets	0.0	0.6	8.1	5.8	3.6	18.1
LargeCap Blend	2.3	1.3	17.9	12.9	8.0	42.4
MidCap Stock	4.3	2.1	28.7	22.3	14.8	72.2
Money Market	0.0	0.0	1.7	0.0	0.0	1.7
Mortgage Securities	22.2	7.5	47.4	11.1	0.0	88.2
PIF High Yield Fund II	0.8	0.3	2.1	0.7	0.6	4.5
Real Estate Securities	0.7	0.4	5.9	4.3	2.6	13.9
Short-Term Income	49.4	9.4	15.0	0.0	0.0	73.8
SmallCap Growth	1.5	0.7	11.6	8.7	5.2	27.7
SmallCap Value	0.9	0.4	6.1	4.5	2.7	14.6
West Coast Equity	1.5	1.7	23.3	16.9	11.1	54.5

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account’s securities do not affect interest income on securities already held by the Account but are reflected in the Account’s price per share. Since the magnitude of these fluctuations generally is greater at times when an Account’s average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
An Account’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. An Account’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

134 APPENDIX A	Principal Variable Contracts Fund

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

Citigroup Broad Market (BMI) Global ex-Us Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CITI Group Extended Market Index (EMI) World ex-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, And Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Principal Variable Contracts Fund	APPENDIX B 135

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Small/Mid Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Short Government Category Average. Short-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between one and 3.5 years (or, if duration is unavailable, average effective maturities between one and four years), so they have relatively less sensitivity to interest rates, and thus low risk potential.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

136 APPENDIX B	Principal Variable Contracts Fund

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P Midcap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any +use of this information.

Principal Variable Contracts Fund	APPENDIX B 137

APPENDIX C

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

138 APPENDIX C	Principal Variable Contracts Fund, Inc.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Principal Variable Contracts Fund, Inc.	APPENDIX C 139

Plus (+) or Minus (−): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.
A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.
B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

140 APPENDIX C	Principal Variable Contracts Fund, Inc.

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
Effective May 17, 2008, the Fund is changing its name to
Principal Variable Contracts Funds, Inc.

(THE “FUND”)

Statement of Additional Information

dated April 30, 2008

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectuses. The Fund’s prospectuses, dated April 30, 2008, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-852-4450 or write:

Principal Variable Contracts Fund, Inc.
P. O. Box 8024
Boston, MA 02266-8024

2	Principal Variable Contracts Fund, Inc.

FUND HISTORY

The Principal Variable Contracts Fund, Inc. (the “Fund”) is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:

•	February 13, 1998 to add the International SmallCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities Accounts.
•	February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts.
•	July 27, 2000 to add the International Emerging Markets, LargeCap Growth Equity, and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account.
•	May 1, 2001 to change the name of the Aggressive Growth Account to the Equity Growth Account.
•	February 1, 2002 to add the LargeCap Blend and LargeCap Value Accounts.
•	February 4, 2003 to add the Limited Term Bond Account.
•	March 1, 2004 to change the name of the Real Estate Account to Real Estate Securities Account and the Utilities Account to the Equity Income Account.
•	October 12, 2004 to add the Equity Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, and LifeTime Strategic Income Accounts.
•	April 11, 2005 to change the name of the International Account to Diversified International Account.
•	September 30, 2005 to change the name of the Government Securities Account to Government & High Quality Bond Account and to change the name of the Limited Term Bond Account to Short-Term Bond Account.
•	October 2, 2006 to rename the existing share class of each series of the Corporation as Class 1 shares, to add Class 2 shares to the Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth, and SmallCap Value series; to add the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, and West Coast Equity series, to the Corporation, and add Class 1 and Class 2 shares for each such series.

Each of the Accounts offers Class 1 shares. The following Accounts also offer Class 2 shares:

Diversified International	Short-Term Income
Equity Income I	SmallCap Growth
Growth	SmallCap Value
Income	SAM Balanced Portfolio
LargeCap Blend	SAM Conservative Balanced Portfolio
MidCap Stock	SAM Conservative Growth Portfolio
Money Market	SAM Flexible Income Portfolio
Mortgage Securities	SAM Strategic Growth Portfolio
Real Estate Securities	West Coast Equity

Principal Variable Contracts Fund, Inc.	FUND HISTORY 3

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

Fund Policies
The investment objectives, investment strategies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fund Investment Limitations

Fundamental Restrictions
Each of the following numbered restrictions for the Accounts and the Strategic Asset Management Portfolios is a matter of fundamental policy and may not be changed without shareholder approval. Except as noted below, each of the Accounts and Strategic Asset Management Portfolios may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

5)	Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

6)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account. This restriction does not apply to the Principal LifeTime Accounts, the Strategic Asset Management Portfolios, or the Real Estate Securities Account.

7)	Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)	Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities Account.

9)	Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
Each of the Accounts, except the Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (10% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, International SmallCap, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap Stock Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account and Mortgage Securities Account may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 5

Each Account (except Asset Allocation, Balanced, Capital Value, Diversified International, Growth, Income, International Emerging Markets, and Short-Term Income) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks
Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Money Market Account) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for

6 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

•	American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•	European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 7

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Accounts may each engage in the practices described under this heading.

•	Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets.

•	Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

8 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

•	Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

•	Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

•	Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 9

•	Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

•	Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

•	Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “intial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the inital margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the

10 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

•	Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

•	Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account’s successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 11

affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•	Limitations on the Use of Futures and Options on Futures Contracts. Each Account intends to come within an exclusion from the definition of “commodity pool operator” provided by Commodity Futures Trading Commission regulations.

Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

Forward Foreign Currency Exchange Contracts
The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

12 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is

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not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

Real Estate Investment Trusts
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

High-Yield/High-Risk Bonds
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) (commonly known as “junk bonds”). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so

14 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

affected. The Asset Allocation, Balanced and Bond Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond, Equity Income I, Government & High Quality Bond, Income, MidCap Stock, Mortgage Securities, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Swap Agreements and Options on Swap Agreements
Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 15

invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account’s investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Account’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Account’s investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account’s total assets.

Whether an Account’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

16 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,
•	the number of dealers and prospective purchasers in the marketplace,
•	dealer undertakings to make a market,
•	the nature of the security (including any demand or tender features), and
•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Zero-coupon securities
The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
Each Account, other than the Principal LifeTime Accounts and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Account, or a security equivalent in kind and amount to the security sold short that the Account has the right to obtain, for delivery at a specified date in the future.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 17

An Account may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, an Account loses the opportunity to participate in the gain.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position
The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

•	U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•	Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings

18 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•	Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Other Investment Companies
Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 19

directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity’s expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)
The Bond Account and Short-Term Bond Account invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Industry Concentrations
Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios concentrate its investments in the mutual fund industry. Each of the other Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated.

For purposes of applying the SmallCap Growth Account (portion sub-advised by Emerald Advisers, Inc.) industry concentration restrictions, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O’Neil & Co., Incorporated. Each of the Accounts sub-advised by Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) (“Edge”), and the portion of the SmallCap Growth Account sub-advised by UBS use the S&P Global Industry Classification Standards (GICS) sector and industry classifications. The Equity Value Account uses the industry groups of Morgan Stanley Capital International — Global Industry Classification Standard. The other Accounts use industry classifications based on the “Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (“SEC”).” The Accounts interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Accounts take the position that such securities do not represent interests in any particular “industry” or group of industries.

Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding

20 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

•	Bond (2006 - 271.8%; 2005 - 176.2%): The Account experienced higher turnover as market conditions warranted and remained fully diversified across securities, industries, and sectors. The management approach remains consistent and thus turnover levels will fluctuate as conditions change going forward.
•	Equity Income I (2006 - 87%; 2005 - 46%): The Account experienced a higher turnover due to a portfolio management shift, portfolio repositioning, and the purchase of additional largecap, value- and yield-oriented securities.
•	MidCap Value (2006 - 150.6%; 2005 - 90.6%): An additional sub-advisor was added to the Account effective June 30, 2006. This addition resulted in the variation noted.
•	Principal LifeTime 2010 (2006 - 31.5%; 2005 - 4.3%): Beginning in October 2006, a portion of the Account’s assets were repositioned resulting in the variation noted.
•	Principal LifeTime 2020 (2006 - 13.2%; 2005 - 3.1%): Beginning in October 2006, a portion of the Account’s assets were repositioned resulting in the variation noted.
•	Principal LifeTime 2030 (2006 - 37.8%; 2005 - 11.5%): Beginning in October 2006, a portion of the Account’s assets were repositioned resulting in the variation noted.
•	Principal LifeTime 2040 (2006 - 29.8%; 2005 - 18.2%): Beginning in October 2006, a portion of the Account’s assets were repositioned resulting in the variation noted.
•	Principal LifeTime 2050 (2006 - 36.4%; 2005 - 4.2%): Beginning in October 2006, a portion of the Account’s assets were repositioned resulting in the variation noted.
•	Principal LifeTime Strategic Income (2006 - 20.9%; 2005 - 8.4%):Beginning in October 2006, a portion of the Account’s assets were repositioned resulting in the variation noted.

Closed Accounts
Principal Management Corporation (the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 21

MANAGEMENT

Board of Directors
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund’s business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are not interested persons of the Fund (the “Independent Directors”). All Directors serve as directors for each of the two investment companies (with a total of 112 portfolios) sponsored by Principal Life: the Fund and Principal Investors Fund, Inc. (collectively, the “Fund Complex”).

Each officer of the Fund holds the same position with respect to Principal Investors Fund, Inc.

22 MANAGEMENT	Principal Variable Contracts Fund, Inc.

The following directors are considered not to be “interested persons” as defined in the 1940 Act.

				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
Name, Address				Overseen	Held
and		Length of	Principal Occupation(s)	by	by
Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director

Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	112	The McClatchy Company
Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2007	President, Kristianne Gates Blake, P.S. (CPA specializing in personal financial and tax planning)	112	Avista Corporation; Russell Investment Company* Russell Investment Funds*
Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director Member Executive Committee Member Nominating and Governance Committee	Since 1997	President, Gilbert Communications, Inc. (management and advisory services)	112	Calamos Asset Management, Inc.
Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director Member Audit Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc., (manufacturer and distributor of skin care products)	112	None
Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2005	President and CEO, Sassy, Inc. (manufacturer of infant and juvenile products)	112	None
William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director Member Operations Committee	Since 1999	Retired. Formerly, Chairman and CEO, Medicap Pharmacies, Inc. (chain of retail pharmacies)	112	Casey’s General Stores, Inc.
Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director Member Nominating and Governance Committee	Since 1997	President and CEO, Barbican Enterprises, Inc. (holding company for franchises in the cosmetics industry)	112	None
Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director Member Audit Committee	Since 2007	Retired. Formerly, Chairman and CEO of BDO Seidman (tax, accounting and financial consulting services)	112	Catalytic Inc; Vaagen Bros. Lumber, Inc.

* The PIF Funds and the Funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

Principal Variable Contracts Fund, Inc.	MANAGEMENT 23

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the “Manager”), Principal Funds Distributor, Inc. (the “Distributor”), the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
				Overseen	Held
Name, Address		Length of	Principal Occupation(s)	by	by
and Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director

Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Director President and Chief Executive Officer Member Executive Committee	Since 1999	Director and President, the Manager since 1999. Director, the Distributor since 2007. Director, Princor since 1999. President, Princor 1999-2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	112	None
William G. Papesh 711 High Street Des Moines, Iowa 50392 1943	Director Member Operations Committee	Since 2007	Retired December 2007. Prior thereto, President and CEO of WM Group of Funds; President and Director of Edge Asset Management, Inc.	112	None
Larry D. Zimpleman 711 High Street Des Moines, Iowa 50392 1951	Director Chairman of the Board Member Executive Committee	Since 2001	Chairman and Director, the Manager and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003-2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life	112	None

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

Name, Address and		Principal Occupation(s)
Year of Birth	Position(s) Held with Fund	During Past 5 Years

Craig L. Bassett 711 High Street Des Moines, Iowa 50392 1952	Treasurer (since 1997)	Vice President and Treasurer, Principal Life
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Executive Vice President Chief Financial Officer (since 1997)	Executive Vice President and Chief Operating Officer, the Manager; Executive Vice President, the Distributor, since 2007; President, Princor, since 2005
Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, Principal Life
David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Vice President, Product & Distribution Compliance, Principal Life; Senior Vice President, the Manager since 2004; Senior Vice President, the Distributor, since 2007; Second Vice President, Princor, since 2003, and prior thereto, Vice President, the Manager and Princor

24 MANAGEMENT	Principal Variable Contracts Fund, Inc.

Name, Address and		Principal Occupation(s)
Year of Birth	Position(s) Held with Fund	During Past 5 Years

Jill R. Brown 711 High Street Des Moines, Iowa 50392 1967	Senior Vice President (since 2003)	Second Vice President, Principal Financial Group and Senior Vice President, the Manager and Princor, since 2006, Chief Financial Officer, Princor since 2003, Vice President, Princor 2003-2006; Senior Vice President and Chief Financial Officer, the Distributor, since 2007; Prior thereto, Assistant Financial Controller, Principal Life
Steve Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Assistant General Counsel, Principal Life since 2006; Self-Employed Writer in 2005; 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.
Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President Assistant Secretary (since 1997)	Vice President and Chief Compliance Officer, the Manager, since 2004, and prior thereto, Vice President, Compliance and Product Development, the Manager
Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Counsel, Principal Life
Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, Principal Life, since 2003 and prior thereto, Attorney
Sarah J. Pitts 711 High Street Des Moines, Iowa 50392 1945	Assistant Counsel (since 2000)	Counsel, Principal Life
Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Vice President and Controller (since 1997)	Vice President and Controller - Mutual Funds, the Manager
Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1997)	Vice President and Associate General Counsel, Principal Financial Group, Inc.; Senior Vice President and Counsel, the Manager, the Distributor, and Princor; and Counsel, Principal Global
Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.
Dan Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.
Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corp.

Principal Variable Contracts Fund, Inc.	MANAGEMENT 25

Board Committees. The Fund’s board previously had two committees: an Audit and Nominating Committee and an Executive Committee. The Audit and Nominating Committee was comprised of all the Independent Directors. During the last fiscal year, the Audit and Nominating Committee met three times. The Executive Committee membership was comprised of Barbara Lukavsky, Ralph Eucher, and Larry Zimpleman. During the last fiscal year, the Executive Committee did not meet.

Effective December 2007, the Fund’s board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee. Committee membership is identified on the previous pages. Each committee must report its activities to the Board on a regular basis.

Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of the Funds’ independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund management, and the Board. This committee met four times during the last fiscal year.

Executive Committee
The Committee’s primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not is session, the Committee may exercise all powers of the Board in the management of the business of the Funds except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. This committee did not meet during the last fiscal year.

Nominating and Governance Committee
The Committee’s primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Funds’ Chief Compliance Officer. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. This committee met once during the last fiscal year.

26 MANAGEMENT	Principal Variable Contracts Fund, Inc.

Operations Committee
The Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and review and oversight of the Funds’ operations. This committee met once during the last fiscal year.

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2006. The Fund Complex currently includes the separate series of the Fund and of Principal Investors Fund, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (Not Considered to be “Interested Persons”)

Independent directors Kristianne Blake, Daniel Pavelich, and Richard Yancey, who began serving as directors of the Fund on January 5, 2007, did not own shares of any of the funds as of December 31, 2006.

A $0
B $1 up to and including $10,000
C $10,001 up to and including $50,000
D $50,001 up to and including $100,000
E $100,001 or more

Principal Investors Fund	Ballantine	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky
Bond & Mortgage Securities	A	D	C	A	A	A
Disciplined LargeCap Blend	A	B	A	A	A	A
Diversified International	C	D	A	A	A	A
Government & High Quality Bond	A	B	C	A	A	A
Inflation Protection	A	A	C	A	A	A
International Emerging Markets	C	A	A	A	A	A
LargeCap Growth	A	D	A	A	A	A
LargeCap Value	A	C	A	A	A	A
MidCap Blend	A	D	C	A	A	A
Money Market	A	B	C	A	A	D
Partners LargeCap Blend I	A	B	C	A	A	A
Partners LargeCap Value	C	A	A	A	A	A
Partners MidCap Value	A	A	A	A	D	A
Preferred Securities	A	A	A	A	D	A
Principal LifeTime 2010	A	A	C	A	A	A
Principal LifeTime 2050	A	A	A	E	A	A
Real Estate Securities	C	A	C	A	E	A
Short-Term Bond	A	A	A	A	A	A
SmallCap Blend	A	A	C	A	A	A
Ultra Short Bond	A	A	C	A	A	A

Total Fund Complex	E	E	E	E	E	D

Directors Considered to be “Interested Persons”

William G. Papesh, who began serving as a director on January 5, 2007, did not own shares of any of the funds as of December 31, 2006.

A $0
B $1 up to and including $10,000
C $10,001 up to and including $50,000
D $50,001 up to and including $100,000
E $100,001 or more

Principal Variable Contracts Fund, Inc.	MANAGEMENT 27

	Ralph C.	Larry D.
Principal Investors Fund	Eucher	Zimpleman
Bond & Mortgage Securities	A	A
Disciplined LargeCap Blend	C	A
Diversified International	E	A
Government & High Quality Bond	C	A
LargeCap Growth	D	A
LargeCap S&P 500 Index	E	A
LargeCap Value	A	A
MidCap Blend	E	A
Money Market	D	A
Partners LargeCap Blend	E	A
Partners LargeCap Blend I	C	A
Partners LargeCap Growth I	C	A
Partners LargeCap Growth II	C	A
A $0
B $1 up to and including $10,000
C $10,001 up to and including $50,000
D $50,001 up to and including $100,000
E $100,001 or more

	Ralph C.	Larry D.
Principal Investors Fund	Eucher	Zimpleman

Partners LargeCap Value	E	A
Partners MidCap Growth	A	A
Real Estate Securities	A	A
Short-Term Bond	A	A
Principal Investors Fund (Through Participation in an Employee Benefit Plan)
Bond & Mortgage Securities	C	A
Diversified International	A	A
Government & High Quality Bond	C	A
International Emerging Markets	A	A
LargeCap Growth	D	A
LargeCap S&P 500 Index	A	A
LargeCap Value	D	A
MidCap Blend	C	A
Partners LargeCap Blend I	A	A
Partners LargeCap Growth I	A	A
Partners LargeCap Value	A	A
Partners MidCap Growth	A	A
Principal LifeTime 2020	A	E
Principal LifeTime Strategic Income	A	A
Real Estate Securities	A	A
SmallCap S&P 600 Index	E	A

Total Fund Complex	E	E

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.

28 MANAGEMENT	Principal Variable Contracts Fund, Inc.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and the from the Fund Complex during the fiscal year ended December 31, 2006. On that date, there were 2 funds (with a total of 109 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex

Elizabeth Ballantine	$28,837	$80,000
Kristianne Blake*	$0	$0
Fritz Hirsch	$29,919	$83,000
Richard W. Gilbert	$29,919	$83,000
Mark A. Grimmett	$34,244	$95,000
William C. Kimball	$29,559	$82,000
Barbara A. Lukavsky	$29,559	$82,000
Daniel Pavelich*	$0	$0
Richard Yancey*	$0	$0

*	Did not begin serving as a director until January 5, 2007.

Principal Variable Contracts Fund, Inc.	MANAGEMENT 29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows as of April 5, 2007 the percentage of the outstanding shares of each of the Accounts owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.

% of Outstanding
Account	Shares Owned

Asset Allocation	100.00%
Balanced	100.00
Bond	100.00
Capital Value	100.00
Diversified International	86.86
Equity Growth	100.00
Equity Income I	71.30
Equity Value	100.00
Government & High Quality Bond	100.00
Growth	92.40
Income	75.39
International Emerging Markets	100.00
International SmallCap	100.00
LargeCap Blend	90.00
LargeCap Stock Index	100.00
LargeCap Value	100.00
MidCap	100.00
MidCap Growth	100.00
MidCap Stock	72.13
MidCap Value	100.00
Money Market	92.88
Mortgage Securities	88.33
Principal LifeTime 2010	100.00
Principal LifeTime 2020	100.00
Principal LifeTime 2030	100.00
Principal LifeTime 2040	100.00
Principal LifeTime 2050	100.00
Principal LifeTime Strategic Income	100.00
Real Estate Securities	98.36
Short-Term Bond	100.00
Short-Term Income	73.82
SmallCap	100.00
SmallCap Growth	88.37
SmallCap Value	99.74
SAM Flexible Income	0.00
SAM Conservative Balanced	0.00
SAM Balanced	0.00
SAM Conservative Growth	0.00
SAM Strategic Growth	0.00
West Coast Equity	54.55

30 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

As of April 5, 2007, each of the following owned more than 25% of the voting securities of the specified Accounts:

Shareholder		Percentage
of Record	Account	of Ownership

American General Life Insurance Co. Variable Products Department Attn: Deborah Kerai PO Box 1591 Houston, TX 77251-1591	SAM Balanced Portfolio	25.26%
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STRATEGIES PO BOX 54299 LOS ANGELES, CA 90054-0299	SAM Balanced Portfolio	25.73
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STRATEGIES PO BOX 54299 LOS ANGELES, CA 90054-0299	SAM Conservative Balanced Portfolio	30.02
American General Life Insurance Co. Variable Products Department Attn: Deborah Kerai PO Box 1591 Houston, TX 77251-1591	SAM Conservative Growth Portfolio	30.17
NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	SAM Flexible Income Portfolio	33.06
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STRATEGIES PO BOX 54299 LOS ANGELES, CA 90054-0299	SAM Flexible Income Portfolio	29.01
NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	SAM Strategic Growth Portfolio	34.93

The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”

Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”). Approval of such proposals would not be controlled merely by a Principal LifeTime Account.

Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Account.

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 31

As of April 5, 2007, the following shareholders owned 5% or more of the outstanding shares of any Class of the Accounts:

		Percentage of
Account/Class	Name and Address	Ownership

Diversified International Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	91.4
Class 2	FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	8.4

Equity Income Account I

Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	12.7
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	20.8
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	74.9

Growth Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	85.7
Class 2	FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	12.7

Income Account

Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	9.6
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	99.6

32 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage of
Account/Class	Name and Address	Ownership

LargeCap Blend Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	95.7

MidCap Stock Account

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	6.8
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	9.0
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	41.8
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	19.0
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	36.9

Money Market Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	97.5

Mortgage Securities Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	99.8

Real Estate Securities Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	99.6

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 33

		Percentage of
Account/Class	Name and Address	Ownership

SAM Balanced Portfolio

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	37.9
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	38.6
Class 1	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	23.5
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	20.1
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	77.3

SAM Conservative Balanced Portfolio

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	23.3
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	40.6
Class 1	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	36.1
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	22.0
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	75.6

34 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage of
Account/Class	Name and Address	Ownership

SAM Conservative Growth Portfolio

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	47.5
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	31.8
Class 1	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	20.7
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	27.7
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	9.3
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	61.5

SAM Flexible Income Portfolio

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	23.8
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	26.4
Class 1	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	49.8
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	8.5
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	91.0

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 35

		Percentage of
Account/Class	Name and Address	Ownership

SAM Strategic Growth Portfolio

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	31.1
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	16.4
Class 1	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	52.6
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	33.6
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	21.4
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	40.2

Short-Term Income Account

Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	9.3
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	99.9

SmallCap Growth Account

Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	44.2
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	27.7
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	25.0

36 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage of
Account/Class	Name and Address	Ownership

SmallCap Value Account

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	96.1

West Coast Equity Account

Class 1	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	14.1
Class 1	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	23.9
Class 2	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	5.6
Class 2	AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	88.4

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392-2080. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by Principal.

Account(s):	LargeCap Value
Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.
Account(s):	Equity Value
Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.
Account(s):	Growth
Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.
Account(s):	SmallCap Growth
Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Principal Variable Contracts Fund, Inc.	INVESTMENT ADVISORY AND OTHER SERVICES 37

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.
Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.
Account(s):	SmallCap Value
Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.
Account(s):	MidCap Growth and SmallCap Value
Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), with offices located at 50 Fremont Street, San Francisco, California 94105 and offices located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258, is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”).
Account(s):	Asset Allocation
Sub-Advisor:	Morgan Stanley Investment Management Inc. (“MSIM Inc.”), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name “Van Kampen,” is a registered investment adviser, located at 522 Fifth Avenue, New York, NY 10036, and is a direct subsidiary of Morgan Stanley.
Account(s):	MidCap Value
Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.
Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.
Account(s):	Balanced, Bond, Capital Value, Diversified International, Government & High Quality Bond, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-Term Bond, and SmallCap.
Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.
Account(s):	Real Estate Securities
Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal — REI’s address is 801 Grand Avenue, Des Moines, IA 50392.
Account(s):	Equity Growth and LargeCap Blend
Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.
Account(s):	Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity.

38 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Variable Contracts Fund, Inc.

Sub-Advisor:	Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is Two Union Square, 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The Sub-Sub-Advisors
PGI has entered into a sub-sub-advisory agreement with Spectrum Asset Management, Inc. (“Spectrum”) for the Bond Account. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Account’s assets allocated to it consistent with the Account’s investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by PGI and oversight by the Board. The firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Account.

Under the agreements, PGI pays the sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the respective firm). Entering into these agreements does not change the management fee that the Account pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Account, will bear the expenses of the services that each of the sub-sub-advisors provides to the Account under the agreements.

Sub-Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors, LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI is named below, together with the capacities in which such person is affiliated:

Name	Office Held with the Fund	Office Held with Principal/PGI
Craig L. Bassett	Treasurer	Treasurer (Principal)
Michael J. Beer	Executive Vice President	Executive Vice President and Chief Operating Officer (Principal)
David J. Brown	Chief Compliance Officer	Senior Vice President (Principal)
Jill R. Brown	Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer (Principal)
Ralph C. Eucher	Director, President and CEO	Director and President (Principal)
Steve Gallaher	Assistant Counsel	2nd Vice President and Counsel
Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer (Principal)
Patrick A. Kirchner	Assistant Counsel	Counsel (Principal)
Sara Pitts	Assistant Counsel	Counsel (Principal)
Layne A. Rasmussen	Vice President and Controller	Vice President and Controller (Principal) Mutual Funds
Michael D. Roughton	Counsel	Senior Vice President and Counsel (Principal); Counsel (PGI)
Dan Westholm	Assistant Treasurer	Director - Treasury
Larry D. Zimpleman	Director and Chairman of the Board	Director and Chairman of the Board (Principal)

Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, the Distributor and Princor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

COST OF MANAGER’S SERVICES

For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

	Net Asset Value of Account
	First	Next	Next	Next
Account	$250 Million	$250 Million	$250 Million	$250 Million	Thereafter
Capital Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend and LargeCap Value	0.75	0.70	0.65	0.60	0.55
Diversified International and Equity Value	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05
MidCap Value	1.05	1.00	0.95	0.90	0.85

	Net Asset Value of Account
	First	Next	Next	Next	Over
Account	$500 million	$500 million	$1 billion	$1 billion	$3 billion
Growth	0.68%	0.63%	0.61%	0.56%	0.51%

Account	First $2 billion	Over $2 billion
Income	0.50%	0.45%
Mortgage Securities	0.50	0.45

	First $1	Next $1	Next $1	Over $3
Account	billion	billion	billion	billion
MidCap Stock	0.75%	0.70%	0.65%	0.60%

	First $200	Next $300	Over $500
Account	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

	First $500	Over $500
Account	million	million
West Coast Equity	0.625%	0.500%

	First $1	Over $1
Account	billion	billion
SAM Balanced Portfolio*	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.25	0.20
SAM Conservative Growth Portfolio*	0.25	0.20
SAM Flexible Income Portfolio*	0.25	0.20
SAM Strategic Growth Portfolio*	0.25	0.20

*	Breakpoints based on aggregate SAM Portfolio net assets

Overall
Account	Fee
LargeCap Stock Index	0.25%
Principal LifeTime 2010	0.1225
Principal LifeTime 2020	0.1225
Principal LifeTime 2030	0.1225
Principal LifeTime 2040	0.1225
Principal LifeTime 2050	0.1225
Principal LifeTime Strategic Income	0.1225

	First	Next	Next	Next
Account	$100 million	$100 million	$100 million	$100 million	Thereafter
Asset Allocation and Equity Growth	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income I	0.60	0.55	0.50	0.45	0.40
International SmallCap	1.20	1.15	1.10	1.05	1.00
SmallCap Growth	1.00	0.95	0.90	0.85	0.80
MidCap	0.65	0.60	0.55	0.50	0.45
MidCap Growth and Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap	0.85	0.80	0.75	0.70	0.65
SmallCap Value	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

40 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

	Net Assets as of	Management Fee
Account	December 31, 2006	For Periods Ended December 31, 2006

Asset Allocation	$102,381,492	0.80%
Balanced	112,207,511	0.59
Bond	414,833,479	0.43
Capital Value	292,503,187	0.60
Diversified International	409,020,236	0.84
Equity Growth	270,070,833	0.76
Equity Income I	366,276,000	0.59
Equity Value	6,506,024	0.85
Government & High Quality Bond	305,203,417	0.45
Growth	128,867,261	0.60 *
Income	199,202,000	0.50
International Emerging Markets	121,210,763	1.25
International SmallCap	183,123,024	1.18
LargeCap Blend	202,368,623	0.75
LargeCap Stock Index	221,326,780	0.25
LargeCap Value	200,744,727	0.75
MidCap	457,649,197	0.57
MidCap Growth	74,845,878	0.90
MidCap Stock	115,612,000	0.75
MidCap Value	142,116,106	1.05
Money Market	180,209,768	0.48
Mortgage Securities	264,095,000	0.50
Principal LifeTime 2010	26,936,242	0.12
Principal LifeTime 2020	98,598,893	0.12
Principal LifeTime 2030	15,224,005	0.12
Principal LifeTime 2040	7,256,181	0.12
Principal LifeTime 2050	5,210,474	0.12
Principal LifeTime Strategic Income	12,655,033	0.12
Real Estate Securities	255,955,400	0.87
SAM - Balanced Portfolio	731,396,000	0.25
SAM - Conservative Balanced Portfolio	75,965,000	0.25
SAM - Conservative Growth Portfolio	408,638,000	0.25
SAM - Flexible Income	189,553,000	0.25
SAM - Strategic Growth Portfolio	216,754,000	0.25
Short-Term Bond	120,364,450	0.50
Short-Term Income	45,687,000	0.50
SmallCap	103,131,023	0.85
SmallCap Growth	73,327,176	1.00
SmallCap Value	171,972,885	1.08
West Coast Equity	169,546,000	0.63

*	The Account’s management fees have increased effective Janaury 8, 2007.

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 41

are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

For the periods ended December 31, Principal waived a portion of its fee from the following:

Account	2006	2005	2004

Equity Value	$3,560	$955	$1,456
Principal LifeTime 2010	826	1,572	349
Principal LifeTime 2020	4,212	2,576	350
Principal LifeTime 2030	4,913	2,697	343
Principal LifeTime 2040	7,991	3,068	345
Principal LifeTime 2050	8,357	3,122	348
Principal LifeTime Strategic Income	6,686	2,733	349

The expense limits in place through the period ended April 30, 2007 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:

Account

Equity Value	0.90%
Principal LifeTime 2010	0.16
Principal LifeTime 2020	0.13
Principal LifeTime 2030	0.16
Principal LifeTime 2040	0.13
Principal LifeTime 2050	0.12
Principal LifeTime Strategic Income	0.14

Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

	Class 1	Class 2	Expiration

Diversified International	1.04	1.29	April 29, 2008
Equity Income I	0.66	0.91	April 29, 2008
Equity Value	0.90		April 29, 2008
Growth	0.80	1.05	April 29, 2008
Income	0.55	0.80	April 29, 2008
LargeCap Blend	0.78	1.03	April 29, 2008
MidCap Stock	0.80	1.05	April 29, 2008
Money Market	0.72	0.97	April 29, 2008
Mortgage Securities	0.54	0.79	April 29, 2008
Principal LifeTime 2010	0.16		April 29, 2008
Principal LifeTime 2020	0.13		April 29, 2008
Principal LifeTime 2030	0.16		April 29, 2008
Principal LifeTime 2040	0.13		April 29, 2008
Principal LifeTime 2050	0.12		April 29, 2008
Principal LifeTime Strategic Income	0.14		April 29, 2008
Real Estate Securities	0.90	1.15	April 29, 2008
SAM Balanced Portfolio	0.28	0.53	April 29, 2008
SAM Conservative Balanced Portfolio	0.35	0.60	April 29, 2008

42 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

	Class 1	Class 2	Expiration

SAM Conservative Growth Portfolio	0.29	0.54	April 29, 2008
SAM Flexible Income Portfolio	0.30	0.55	April 29, 2008
SAM Strategic Growth Portfolio	0.30	0.55	April 29, 2008
Short-Term Income	0.61	0.86	April 29, 2008
SmallCap Growth	1.02	1.27	April 29, 2008
SmallCap Value	1.01	1.26	April 29, 2008
West Coast Equity	0.68	0.93	April 29, 2008

Fees paid for investment management services during the periods indicated were as follows:

Management Fees For Periods Ended December 31,
Account	2006	2005	2004

Asset Allocation	$798,613	$794,369	$794,336
Balanced	668,620	711,012	737,265
Bond	1,598,063	1,370,420	1,239,048
Capital Value	1,615,868	1,547,178	1,506,086
Diversified International	2,873,285	2,099,980	1,594,080
Equity Growth	1,969,125	2,016,294	2,028,524
Equity Income I	2,049,000	1,468,008	1,147,677
Equity Value	42,441	23,031	6,032
Government & High Quality Bond	1,372,910	1,435,824	1,512,695
Growth	732,233	760,105	812,984
Income	1,019,000	1,037,655	1,050,792
International Emerging Markets	1,208,867	698,756	399,404
International SmallCap	1,936,375	1,392,029	949,855
LargeCap Blend	1,235,328	813,224	531,456
LargeCap Stock Index	485,070	577,607	479,784
LargeCap Value	1,181,048	735,546	465,940
MidCap	2,440,598	2,291,867	2,075,365
MidCap Growth	653,138	555,783	495,611
MidCap Stock	828,000	880,890	752,951
MidCap Value	1,318,501	977,864	643,832
Money Market	775,068	687,456	698,379
Mortgage Securities	1,372,000	1,387,431	1,291,785
Principal LifeTime 2010	24,584	5,196	4
Principal LifeTime 2020	70,788	10,624	5
Principal LifeTime 2030	10,998	1,519	22
Principal LifeTime 2040	5,022	893	32
Principal LifeTime 2050	3,179	389	31
Principal LifeTime Strategic Income	11,396	2,641	4
Real Estate Securities	1,880,878	1,389,887	972,586
SAM Balanced Portfolio	712,000	636,381	568,834
SAM Conservative Balanced Portfolio	75,000	66,260	51,296
SAM Conservative Growth Portfolio	397,000	375,591	347,368
SAM Flexible Income Portfolio	205,000	219,986	198,818
SAM Strategic Growth Portfolio	202,000	171,536	140,758
Short-Term Bond	501,471	337,343	200,782
Short-Term Income	248,000	269,945	276,760
SmallCap	840,276	754,056	605,273
SmallCap Growth	721,729	626,217	572,912
SmallCap Value	1,634,090	1,274,392	998,160
West Coast Equity	981,000	800,455	720,268

Sub-Advisory Agreement
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 43

Accounts for which PGI serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

•	Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in

•	(a) Principal Life non-registered separate account sub-advised by PGI and
•	(b) Principal Life sponsored mutual fund sub-advised by PGI.

PGI Sub-Advised Accounts
	Table A
	Net Asset Value of Fund
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Balanced, Bond, Government & High Quality Bond, and Short-Term Bond	0.1126%	0.0979%	0.0930%	0.0881%

	Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Capital Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

	Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Table C
Sub-Advisor
Percentage
Account	Fee
International Emerging Markets	0.4895%
International SmallCap	0.4895
Money Market	0.0734
LargeCap Stock Index	0.0147
Principal LifeTime 2010	0.0416
Principal LifeTime 2020	0.0416
Principal LifeTime 2030	0.0416
Principal LifeTime 2040	0.0416
Principal LifeTime 2050	0.0416
Principal LifeTime Strategic Income	0.0416

44 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

Edge Sub-Advised Accounts
	Table A
	Net Asset Value of Account
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Income, Mortgage Securities, and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion

Equity Income I	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Stock and West Coast Equity	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Account	Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

All Other Accounts.  In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$40 million	$160 million	$100 million	$300 million

Asset Allocation - Van Kampen	0.45%	0.30%	0.25%	0.20%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$250 million	$250 million	$500 million	$1 billion

Equity Growth - T. Rowe Price	0.40%	0.375%	0.35%	0.35% on all assets

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 45

T. Rowe Price has agreed to a voluntary fee waiver and charges 0.35% on all assets. This voluntary fee waiver may be terminated by T. Rowe Price at any time.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$200 million	$300 million	$250 million	$750 million

Equity Value - American Century	0.40%	0.35%	0.30%	0.28%

	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$500 million	$2.5 billion	$4.5 billion

Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

	Net Asset Value of Account
	First	Next	Next	Next	Over
Account	$50 million	$200 million	$350 million	$400 million	$1 billion

LargeCap Blend - T. Rowe Price	0.40%	0.35%	0.30%	0.275%	0.275% on all assets

	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next
Account	$10 million	$15 million	$25 million	$50 million	$50 million	$50 million	$200 million
LargeCap Value - AllianceBernstein	0.60%	0.50%	0.40%	0.30%	0.25%	0.225%	0.20%

	Net Asset Value of Account
	First	Over
Account	$50 million	$50 million

MidCap Growth - Mellon Capital	0.40%	0.35%

	Net Asset Value of Account
	First	Next	Next	Next
Account	$100 million	$150 million	$250 million	$250 million	Thereafter
MidCap Value - Neuberger Berman	0.50%	0.475%	0.45%	0.425%	0.40%

	Net Asset Value of Account
	First	Over
Account	$100 million	$100 million
MidCap Value - Jacobs Levy	0.65%	0.50%

	Net Asset Value of Account
	First	Next	Over
Account	$1 billion	$500 million	$1.5 billion
Real Estate Securities - Principal - REI	0.4895%	0.4405%	0.3916%

	Net Asset Value of Account
	First	Next	Over
Account	$50 million	$250 million	$300 million
SmallCap Growth - UBS Global AM	0.60%	0.55%	0.45%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$50 million	$50 million	$50 million	$150 million
SmallCap Growth - Essex	0.70%	0.60%	0.55%	0.50%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$10 million	$40 million	$150 million	$200 million
SmallCap Growth - Emerald	0.75%	0.60%	0.50%	0.45%

46 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

	Net Asset Value of Account
	First	Next	Over
Account	$100 million	$200 million	$300 million
SmallCap Value - Mellon Capital/J.P. Morgan	0.50%	0.45%	0.35%

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended December 31,
Account	2006	2005		2004

Asset Allocation	359,724	$357,978		$358,964
Balanced	116,451	126,028		127,684
Bond	379,920	217,117	*	-
Capital Value	358,080	358,111		328,396
Diversified International	319,193	247,925		200,560
Equity Growth	874,301	899,715		826,575
Equity Income	175,439	106,498		71,338
Equity Value	19,981	10,838		2,849
Government & High Quality Bond	316,939	340,937		363,825
Growth	142,364	170,822		166,883
International Emerging Markets	466,669	269,798		154,000
International SmallCap	803,709	565,335		386,951
LargeCap Blend	433,882	321,517		243,712
LargeCap Stock Index	28,318	24,167		20,151
LargeCap Value	329,869	208,538		199,688
MidCap	674,092	573,398		496,500
MidCap Growth	259,299	221,801		209,408
MidCap Value	603,960	430,137		299,828
Money Market	117,413	69,458	*	-
Principal LifeTime 2010	8,192	1,570		0
Principal LifeTime 2020	22,924	3,179		0
Principal LifeTime 2030	3,574	456		4
Principal LifeTime 2040	1,629	274		7
Principal LifeTime 2050	1,021	116		9
Principal LifeTime Strategic Income	3,769	1,570		0
Real Estate Securities	1,025,123	594,787	*	-
Short-Term Bond	102,644	69,334		40,291
SmallCap	184,784	169,636		142,249
SmallCap Growth	387,466	339,255		315,599
SmallCap Value	737,912	577,223		525,787

*	Period from May 26, 2005, date the Account began utilizing a Sub-Advisor, through December 31, 2005

Custodian
The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York, 100 Church Street, 10th Floor, Brooklyn, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 47

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by the Account’s Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2006 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Account	Amount of Transactions	Commissions Paid
Balanced	$45,019,860	$16,054
Capital Value	224,635,529	80,835
Diversified International	184,404,830	145,732
Equity Income	71,339,398	25,773
International Emerging Markets	71,339,398	25,773
International SmallCap	176,870,769	97,361
LargeCap Stock Index	11,424,615	353
LargeCap Value	30,122,594	14,873
MidCap	98,089,929	65,560
MidCap Growth	32,709,817	34,790
MidCap Value	16,215,190	27,006
Real Estate Securities	53,916,206	14,991
SmallCap	83,087,396	61,502
SmallCap Growth	7,709,015	14,794
SmallCap Value	4,355,482	7,392

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

48 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Frank Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods ended December 31
Account	2006	2005	2004
Asset Allocation	$14,456	$35,452	$32,842
Balanced	127,011	126,012	203,332
Capital Value	494,187	797,323	1,392,434
Diversified International	1,355,357	1,220,449	1,348,767
Equity Growth	258,008	328,962	857,167
Equity Value	771	822	595	(1)
Growth	274,278	238,697	295,144
International Emerging Markets	728,373	567,487	379,974
International SmallCap	872,866	621,674	507,642
LargeCap Blend	167,835	114,933	138,909
LargeCap Stock Index	10,996	11,824	22,811
LargeCap Value	62,195	56,822	89,929
MidCap	493,827	566,537	436,158
MidCap Growth	180,936	133,296	67,970
MidCap Value	293,679	139,692	115,251
Real Estate Securities	149,463	93,466	193,422
SmallCap	398,512	371,599	521,340
SmallCap Growth	197,944	134,978	78,134
SmallCap Value	182,235	151,715	109,148

(1)	Period from August 30, 2004 (date operations commenced) through December 31, 2004.

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 49

Certain broker-dealers are considered to be affiliates of the Fund:

•	Goldman Sachs Execution & Clearing L.P. (fka Spear, Leeds & Kellogg Specialist LLC) and Goldman Sachs JBWere, Inc. are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management is a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

•	BNY Brokerage, Inc., BNY Capital Markets, Inc., B-Trade Services, LLC and Pershing, LLC are affiliates of BNY Investment Advisors which serves as a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

•	JP Morgan Securities, Inc. (and its affiliates) and JPMorgan Cazenove Limited are affiliated with American Century, which serves as sub-advisor to the Equity Value Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

•	J.P. Morgan Securities, Inc. and JPMorgan Cazenove Limited are affiliates of J.P.Morgan Investment Management Inc. which a sub-advisor for the SmallCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of Principal Investors Fund, Inc.

•	Fidelity Brokerage Services, LLC and National Financial Services LLC are affiliates of Fidelity Management & Research Company which serves as a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

•	Lehman Brothers Inc. and Neuberger Berman Management Inc. are affiliates of Neuberger Berman LLC. Neuberger Berman Management Inc. is a sub-advisor for the MidCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of the Principal Investors Fund, Inc.

•	Morgan Stanley DW, Inc. and Dean Witter Reynolds, Inc. are affiliates with Morgan Stanley Investment Management, which acts as sub-advisor to the Asset Allocation Account of Principal Variable Contracts Fund, Inc.

•	Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein L.P. which serves as sub-advisor for the LargeCap Value Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

•	UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS Global AM which serves as sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

	Commissions Paid to BNY Brokerage, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2006	1,693	1.33	0.92
2005	885	0.70	0.38
Capital Value
2006	4,913	0.99	0.47
2005	4,747	0.60	0.61
Diversified International
2005	10	0.00	0.00
Equity Growth
2006	1,526	0.59	0.70
2005	792	0.24	0.19
Growth
2005	1,160	0.49	0.67
International Emerging Markets
2005	50	0.01	0.03
LargeCap Blend
2006	335	0.20	0.19
2005	258	0.22	0.34

50 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to BNY Brokerage, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
LargeCap Stock Index
2006	327	2.97	0.17
2005	40	0.33	0.29
LargeCap Value
2006	879	1.41	0.77
MidCap
2006	4,380	0.89	0.80
2005	3,613	0.64	0.64
MidCap Growth
2006	3,664	2.02	1.11
2005	513	0.38	0.51
SmallCap
2006	1,996	0.50	0.41
2005	892	0.24	0.14
SmallCap Value
2006	264	0.14	0.11
2005	45	0.03	0.01

	Commissions Paid to BNY Capital Markets Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap Value
2006	732	0.25	0.09

	Commissions Paid to B-Trade Services LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2006	673	0.53	0.66
Capital Value
2006	43	0.01	0.02
Diversified International
2006	387	0.03	0.06
Equity Growth
2006	10,077	3.91	8.49
Equity Value
2006	2	0.20	0.24
International SmallCap
2006	44	0.01	0.01
LargeCap Blend
2006	7,165	4.27	2.97
MidCap
2006	5,182	1.05	2.25
MidCap Growth
2006	746	0.41	0.53
Real Estate Securities
2006	451	0.30	0.78
SmallCap
2006	7,175	1.80	3.12
SmallCap Growth
2006	16,148	8.16	9.57
SmallCap Value
2006	154	0.08	0.10

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 51

	Commissions Paid to Dean Witter Reynolds, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap Growth
2005	75	0.06	0.04
2004	69	0.09	0.04

	Commissions Paid to Fidelity Brokerage Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap
2005	474	0.13	0.08
MidCap Value
2006	641	0.22	0.27

	Commissions Paid to Goldman Sachs Execution & Clearing L.P.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2006	210	0.08	0.27
2005	1,554	0.47	1.37
2004	40	0.00	0.04
Equity Value
2006	5	0.65	0.52
2005	18	2.22	2.93
2004	2	0.29	0.27
Growth
2006	3,049	1.11	0.89
LargeCap Blend
2006	439	0.26	0.62
2005	618	0.54	1.06
2004	245	0.18	0.34
MidCap Value
2005	50	0.04	0.04
2004	270	0.23	0.17
SmallCap Growth
2006	407	0.21	0.56
2005	438	0.32	0.73
2004	380	0.49	0.24

	Commissions Paid to Goldman Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2006	1,109	7.67	14.39
2005	5,570	15.71	20.40
2004	9,998	30.44	33.81
Balanced
2006	3.986	3.14	1.86
2005	7,575	6.01	2.68
2004	6,639	3.26	1.94
Capital Value
2006	20,670	4.18	2.76
2005	85,642	10.74	6.57
2004	69,769	5.01	4.35
Diversified International
2006	91,696	6.77	6.04
2005	57,309	4.70	4.67
2004	39,744	2.95	2.64

52 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Goldman Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2006	11,136	4.32	3.91
2005	5,646	1.72	1.77
2004	27,748	3.24	2.63
Equity Value
2006	9	1.13	0.29
2005	33	4.06	1.38
2004	3	0.56	0.15
Growth
2006	917	0.33	0.34
2005	7,236	3.03	4.17
2004	19,289	6.54	3.67
International Emerging Markets
2006	23,290	3.20	2.96
2005	12,844	2.26	2.24
2004	350	0.09	0.12
International SmallCap
2006	74,603	8.55	7.81
2005	15,582	2.51	2.44
2004	11,436	2.25	2.25
LargeCap Blend
2006	5,638	3.36	2.45
2005	3,988	3.47	3.78
2004	2,231	1.61	1.28
LargeCap Stock Index
2005	161	1.36	0.58
2004	27	0.12	0.13
LargeCap Value
2006	6,236	10.03	10.76
2005	11,907	20.95	15.17
2004	15,821	17.59	18.17
MidCap
2006	9,319	1.89	1.80
2005	9,838	1.74	1.73
2004	14,147	3.24	3.27
MidCap Growth
2006	3,714	2.05	1.60
2005	11,784	8.84	7.49
2004	13,974	20.56	18.59
MidCap Value
2006	2,731	0.93	0.49
2005	2,497	1.79	1.64
2004	1,920	1.67	1.79
Real Estate Securities
2006	11.286	7.55	5.25
2005	7,876	8.43	7.00
2004	8,511	4.40	2.14
SmallCap
2006	6,359	1.60	1.10
2005	5,209	1.40	1.11
2004	13,564	2.60	2.48
SmallCap Growth
2006	837	0.42	0.37
2005	780	0.58	1.55
2004	1,405	1.80	1.74
SmallCap Value
2006	14,558	7.99	8.38
2005	7,252	4.78	6.02
2004	4,044	3.70	3.30

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 53

	Commissions Paid to Goldman Sachs JBWere, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
International SmallCap
2004	507	0.10	0.07

	Commissions Paid to JPMorgan Cazenove Limited
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Diversified International
2006	8,088	0.60	0.69
2005	8,653	0.71	0.79
International Emerging Markets
2005	280	0.05	0.08
International SmallCap
2006	2,951	0.34	0.40
2005	4,648	0.75	0.87

	Commissions Paid to J.P. Morgan Securities, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2006	2,361	1.86	0.97
2005	1,486	1.18	0.62
2004	2,023	1.00	0.69
Capital Value
2006	12,618	2.55	1.57
2005	13,040	1.64	1.69
2004	24,970	1.79	2.09
Diversified International
2006	50,805	3.75	3.19
2005	33,218	2.72	2.38
2004	85,389	6.33	5.72
Equity Growth
2006	9,439	3.66	3.08
2005	10,478	3.19	3.78
2004	19,204	2.24	2.27
Equity Value
2006	1	0.10	0.08
2005	3	0.36	0.12
Growth
2005	240	0.10	0.10
2004	1,764	0.60	0.49
International Emerging Markets
2006	45,939	6.31	6.48
2005	25,847	4.55	4.29
2004	18,546	4.88	4.60
International SmallCap
2006	19,371	2.22	2.26
2005	14,974	2.41	2.58
2004	22,955	4.52	4.95
LargeCap Blend
2006	5,192	3.09	2.61
2005	4,180	3.64	2.85
2004	867	0.62	0.46
LargeCap Value
2006	304	0.49	0.20
2004	120	0.13	0.03

54 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to J.P. Morgan Securities, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap
2006	8,092	1.64	1.56
2005	17,398	3.07	3.55
2004	11,723	2.69	2.79
MidCap Growth
2006	9,644	5.33	4.64
2005	6,685	5.02	4.60
2004	2,982	4.39	2.43
MidCap Value
2006	5,085	1.73	0.82
2005	2,626	1.88	1.50
2004	2,180	1.89	1.86
Real Estate Securities
2006	4,455	2.98	3.51
2005	142	0.15	0.21
2004	1,520	0.79	0.62
SmallCap
2006	6,941	1.74	1.03
2005	5,189	1.40	1.02
2004	2,998	0.58	0.38
SmallCap Growth
2006	13,746	6.94	5.11
2005	5,291	3.92	2.04
2004	255	0.33	0.30
SmallCap Value
2006	3,908	2.14	2.06
2005	1,432	0.94	0.55

	Commissions Paid to Lehman Brothers Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2004	1,486	4.52	5.60
Balanced
2006	5,158	4.06	5.20
2005	8,144	6.46	5.50
2004	11,247	5.53	5.02
Capital Value
2006	20,887	4.23	7.16
2005	58,269	7.31	6.59
2004	109,944	7.90	8.05
Diversified International
2006	52,116	3.85	5.31
2005	38,343	3.14	3.26
2004	96,626	7.16	6.51
Equity Growth
2006	2,732	1.06	1.60
2005	9,581	2.91	3.26
2004	51,660	6.03	5.73
Equity Value
2006	4	0.57	0.23
2005	14	1.73	0.59
2004	1	0.13	0.03
Growth
2006	19,040	6.94	6.80
2005	42,047	17.62	14.78
2004	13,099	4.44	3.57

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 55

	Commissions Paid to Lehman Brothers Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
International Emerging Markets
2006	12,921	1.77	1.75
2005	16,067	2.83	2.68
2004	17,167	4.52	4.49
International SmallCap
2006	18,406	2.11	2.43
2005	13,898	2.24	2.36
2004	13,101	2.58	2.61
LargeCap Blend
2006	5,911	3.52	5.57
2005	4,671	4.06	4.52
2004	6,487	4.67	5.44
LargeCap Stock Index
2006	4,985	45.34	36.95
2005	3,074	26.00	27.47
2004	14,546	63.76	50.15
LargeCap Value
2006	1,143	1.84	2.16
2004	63	0.07	0.09
MidCap
2006	25,675	5.20	4.78
2005	50,872	8.98	8.89
2004	46,442	10.65	10.75
MidCap Growth
2006	10,688	5.91	5.35
2005	9,107	6.83	6.51
2004	1,098	1.62	1.18
MidCap Value
2006	21,934	7.47	4.97
2005	24,894	17.82	15.69
2004	22,663	19.66	19.04
Real Estate Securities
2006	12,783	8.55	10.74
2005	15,314	16.38	21.17
2004	21,221	10.97	16.86
SmallCap
2006	7,746	1.94	1.80
2005	16,812	4.52	5.33
2004	16,550	3.17	3.09
SmallCap Growth
2006	1,809	0.91	0.89
2005	1,510	1.12	0.92
2004	2,968	3.80	2.53
SmallCap Value
2006	4,737	2.60	1.96
2005	3,403	2.24	2.17
2004	2,576	2.36	2.84

	Commissions Paid to Morgan Stanley DW Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2006	11,607	9.14	13.67
2005	6,968	5.53	7.84
2004	10,429	5.13	5.33
Capital Value
2006	15,588	3.15	3.73
2005	33,184	4.16	6.25
2004	52,943	3.80	3.72

56 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Morgan Stanley DW Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Diversified International
2006	94,126	6.94	6.88
2005	78,904	6.47	6.28
2004	115,073	8.53	7.62
Equity Growth
2006	12,537	4.86	4.46
2005	13,884	4.22	4.45
2004	15,984	1.86	1.29
Equity Value
2006	28	3.60	0.68
2005	5	0.66	0.39
2004	380	63.81	80.89
Growth
2006	8,054	2.94	3.93
2005	6,473	2.71	2.88
2004	5,448	1.85	1.62
International Emerging Markets
2006	46,972	6.45	6.25
2005	49,626	8.74	10.66
2004	42,993	11.31	11.29
International SmallCap
2006	42,798	4.90	5.12
2005	44,995	7.24	6.90
2004	29,272	5.77	5.27
LargeCap Blend
2006	4,634	2.76	2.30
2005	4,408	3.84	4.28
2004	5,416	3.90	3.89
LargeCap Stock Index
2006	1,076	9.79	14.33
2005	2,888	24.42	25.30
2004	1,805	7.91	9.75
LargeCap Value
2006	4,230	6.80	12.26
2005	517	0.91	2.94
MidCap
2006	14,832	3.00	3.74
2005	24,275	4.28	2.62
2004	13,964	3.20	3.16
MidCap Growth
2006	6,415	3.55	4.14
2005	7,585	5.69	5.02
2004	2,374	3.49	3.79
MidCap Value
2006	5,348	1.82	1.10
2005	2,547	1.82	2.79
2004	1,909	1.66	1.63
Real Estate Securities
2006	663	0.44	0.77
2005	1,732	1.85	0.55
2004	4,414	2.28	3.38
SmallCap
2006	4,589	1.15	1.53
2005	8,836	2.38	5.73
2004	18,858	3.62	5.72
SmallCap Growth
2006	1,152	0.58	0.44
2005	1,283	0.95	1.95
2004	1,170	1.50	1.06

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 57

	Commissions Paid to Morgan Stanley DW Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap Value
2006	3,324	1.82	2.77
2005	11,214	7.39	10.25
2004	8,864	8.12	8.14

	Commissions Paid to National Financial Services LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
LargeCap Blend
2006	200	0.12	0.07
2005	132	0.11	0.04
2004	205	0.15	0.06
MidCap Value
2005	255	0.18	0.13
SmallCap Value
2006	264	0.14	0.12
2005	295	0.19	0.25
2004	3,180	2.91	2.21

	Commissions Paid to Neuberger Berman
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap Value
2005	510	0.37	0.09
2004	152	0.13	0.15

	Commissions Paid to Pershing, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2005	148	0.04	0.04
LargeCap Value
2006	8,914	14.33	5.82
2005	366	0.64	0.52
MidCap Value
2006	855	0.29	0.10
2005	2,326	1.67	0.64
SmallCap Growth
2006	2,215	1.12	1.14
2005	810	0.60	0.26

	Commissions Paid to Sanford C. Bernstein
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2006	635	4.39	8.86
Balanced
2006	497	0.39	0.39
2005	4,586	3.64	2.93
2004	4,410	2.17	2.15
Capital Value
2006	5,652	1.14	1.18
2005	8,537	1.07	1.08
2004	8,175	0.59	0.60
Diversified International
2006	1,960	0.14	0.13
2004	2,568	0.19	0.20

58 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Sanford C. Bernstein
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2006	4,552	1.76	1.28
2005	9,696	2.95	1.93
2004	14,693	1.71	1.29
Equity Value
2006	238	30.83	34.31
2005	173	21.06	26.85
Growth
2006	1,640	0.60	0.59
2005	1,819	0.76	0.76
2004	6,033	2.04	1.85
International Emerging Markets
2006	403	0.06	0.12
LargeCap Blend
2006	2,984	1.78	1.78
2005	4,302	3.74	2.99
2004	2,015	1.45	1.03
LargeCap Value
2005	35,845	63.08	59.69
2004	56,234	62.53	63.25
MidCap
2006	5,663	1.15	0.92
2005	10,570	1.87	1.63
2004	3,531	0.81	1.24
MidCap Growth
2006	3,570	1.97	2.96
2005	448	0.34	0.48
MidCap Value
2006	8,033	2.74	1.92
2005	5,155	3.69	3.17
2004	4,285	3.72	3.78
SmallCap
2006	113	0.03	0.05
2005	1,289	0.35	0.49
2004	11,082	2.13	2.50
SmallCap Growth
2006	57	0.03	0.25
2005	300	0.22	0.40
2004	255	0.33	0.77
SmallCap Value
2006	11,817	6.48	8.51
2005	6,032	3.98	5.67
2004	897	0.82	0.81

	Commissions Paid to UBS Financial Services Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap Growth
2006	80	0.04	0.05
2005	595	0.44	0.20
2004	226	0.29	0.30

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 59

	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2006	783	5.42	9.90
2005	4,353	12.28	18.06
2004	5,801	17.66	17.13
Balanced
2006	12,163	9.58	8.42
2005	7,064	5.61	5.55
2004	12,868	6.33	8.96
Capital Value
2006	28,999	5.87	5.24
2005	60,571	7.60	8.34
2004	104,579	7.51	8.87
Diversified International
2006	141,223	10.42	10.74
2005	160,448	13.15	15.16
2004	194,788	14.44	18.26
Equity Growth
2006	29,028	11.25	8.63
2005	26,355	8.01	6.40
2004	47,642	5.56	5.76
Equity Value
2006	7	0.93	0.16
2005	18	2.19	0.66
2004	2	0.34	0.10
Growth
2006	13,864	5.05	4.91
2005	13,560	5.68	3.71
2004	9,409	3.19	3.00
International Emerging Markets
2006	55,676	7.64	7.82
2005	76,236	13.43	14.10
2004	43,829	11.53	13.81
International SmallCap
2006	96,904	11.10	10.53
2005	71,751	11.54	12.82
2004	55,236	10.88	11.31
LargeCap Blend
2006	7,855	4.68	4.74
2005	6,302	5.48	6.26
2004	14,853	10.69	8.02
LargeCap Stock Index
2006	202	1.84	2.48
2005	47	0.40	0.41
2004	891	3.90	4.86
LargeCap Value
2006	1,047	1.68	3.20
2005	691	1.22	5.79
2004	4,717	5.24	3.96
MidCap
2006	31,293	6.34	4.61
2005	17,814	3.14	3.12
2004	25,361	5.81	6.08
MidCap Growth
2005	1,596	1.20	1.08
MidCap Value
2006	4,479	1.52	0.71
2005	1,614	1.16	1.08
2004	2,055	1.78	1.64

60 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Real Estate Securities
2006	2,484	1.66	1.97
2005	2,100	2.25	1.71
2004	13,426	6.94	5.39
SmallCap
2006	21,025	5.28	7.60
2005	20,872	5.62	5.47
2004	23,783	4.56	7.20
SmallCap Growth
2006	645	0.33	0.16
2005	1,939	1.44	2.38
SmallCap Value
2006	1,533	0.84	0.53
2005	5,015	3.31	2.52
2004	11,317	10.37	10.20

Allocation of Trades by the Sub-Advisors and Sub-Sub-Advisors
Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Account’s portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Account’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account’s portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account’s portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Account portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

PRICING OF FUND SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts except the Money Market Account, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals

Principal Variable Contracts Fund, Inc.	PRICING OF FUND SHARES 61

obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Account
The share price of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of

62 PRICING OF FUND SHARES	Principal Variable Contracts Fund, Inc.

portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. Each Account offers Class 1 shares. The Accounts that offer Class 2 shares are identified in the chart included under the heading “Fund History.”

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Rule 12b-1 Fees / Distribution Plans and Agreements
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement.

In adopting the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Account. Such services may include:

•	formulation and implementation of marketing and promotional activities;
•	preparation, printing, and distribution of sales literature;
•	preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•	providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

At least quarterly, the Distributor will provide to the Fund’s Board of Directors, and the Board will review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Principal Variable Contracts Fund, Inc.	MULTIPLE CLASS STRUCTURE 63

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.

PORTFOLIO HOLDINGS DISCLOSURE

A mutual fund and its investment adviser may disclose information regarding the Account’s portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund’s first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The portfolio information included in these filings is as of the last calendar day of the respective fiscal quarter. The information is public information upon filing with the SEC. It is the Fund’s policy to disclose only public information regarding portfolio holdings, except as described below.

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund’s portfolio pricing services, FT Interactive Data Corporation, to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

64 TAX STATUS	Principal Variable Contracts Fund, Inc.

4)	To the sub-adviser’s proxy service providers (RiskMetrics (f/k/a ISS), Broadridge (f/k/a ADP), and Glass Lewis & Co.) to facilitate voting of proxies; and

5)	To the Account’s custodian, Bank of New York, in connection with the services provided by the custodian to the Account.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

Bloomberg, LP	Frank Russell Company
Check Free Investment Services	Hub Data
Confluence Technologies, Inc.	Investment Company Institute
Depository Trust Co.	Mellon Analytical Solutions
Eagle Investment Systems	Russell Implementation Services
EzE Castle Software LLC	R.R. Donnelley and Sons Company
FactSet Research Systems	Vestek
Financial Tracking
Frank Russell Securities, Inc.

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM portfolios invest to facilitate Edge’s management of the portfolios. Edge may use Underlying Fund portfolio holdings information of fund managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a policy delegating to the Fund’s Manager or Sub-Advisor, as appropriate, authority to vote proxies relating to the portfolio securities held in each Account, with the Board exercising continuing oversight of the exercise of the delegated authority. The Manager or Sub-Advisor follows its own proxy voting policies and procedures. A copy of each Sub-Advisor’s proxy voting policies and procedures is included in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

The LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. The Manager is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, the Manager will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Variable Contracts Fund, Inc.	PROXY VOTING POLICIES AND PROCEDURES 65

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Information regarding the Fund’s proxy voting record for the 12 month period ended June 30, 2007, is available, without charge, upon request by calling 1-800-852-4450 or on the SEC website at http://www.sec.gov.

GENERAL INFORMATION

The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap Stock Index Account only
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

66 GENERAL INFORMATION	Principal Variable Contracts Fund, Inc.

FINANCIAL STATEMENTS

The following financial information is incorporated by reference into this Statement of Additional Information:

To be filed by amendment.

Principal Variable Contracts Fund, Inc.	FINANCIAL STATEMENTS 67

APPENDIX A

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

68 APPENDIX A	Principal Variable Contracts Fund, Inc.
1-800-247-4123

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Principal Variable Contracts Fund, Inc.	APPENDIX A 69

Plus (+) or Minus (−): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.
A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.
B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

70 APPENDIX A	Principal Variable Contracts Fund, Inc.
1-800-247-4123

APPENDIX B

Proxy Voting Policies

The Proxy voting policies applicable to each Account follows.

The Proxy voting policies will be filed by amendment.

Principal Variable Contracts Fund, Inc.	APPENDIX B 71

APPENDIX C

Portfolio Manager Disclosure

Information relating to the portfolio managers for each of the Funds follows.

The Portfolio Manager Disclosure will be filed by amendment.

72 APPENDIX C	Principal Variable Contracts Fund, Inc.

PART C. OTHER INFORMATION
Item 23. Exhibits.
(a)	(1) Amendment and Restatement of the Articles of Incorporation (filed 10/24/2000 and 4/27/06)
(2)	Articles of Amendment (Incorporated by reference from exhibit #1(b)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)

(3)	(a) Articles Supplementary (filed 2/13/2002)
(b)	Articles Supplementary dtd 12/15/03 (filed 2/26/2004)

(c)	Articles Supplementary dtd 6/14/04 (filed 8/27/04)

(d)	Certificate of Correction of Articles Supplementary dtd 10/7/04 (filed 2/24/05)

(e)	Articles Supplementary dtd 12/13/04 (filed 4/29/05)

(f)	Articles Supplementary dtd 07/07/2006 (Incorporated by reference from exhibit #1(b)(6)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)
(b)	By-laws (filed 12/31/03)

(c)	N/A

(d)	(1) (a) Management Agreement (filed 10/23/97)
(b)	First Amendment to Management Agreement (filed 2/12/98)

(c)	Second Amendment to Management Agreement (filed 10/24/00)

(d)	Third Amendment to Management Agreement (filed 10/24/00)

(e)	Fourth Amendment to Management Agreement (filed 12/31/03)

(f)	Amended & Restated Management Agreement (filed 12/31/03)

(g)	Amended & Restated Management Agreement dtd 3/11/04 (filed 6/15/2004)

(h)	Amended & Restated Management Agreement dtd 6/14/04 (filed 8/27/04)

(i)	Amended & Restated Management Agreement dtd 12/13/04 (filed 2/24/05)

(j)	Amended & Restated Management Agreement dtd 9/30/05 (filed 4/27/06)

(k)	Amended & Restated Management Agreement dtd 1/4/07 (filed 1/9/07)
(2)	(a) Investment Service Agreement (filed 10/23/97)
(b)	Amended & Restated Investment Service Agreement dtd 4/1/04 (filed 6/15/2004)

(3)	(a) Invista Sub-Advisory Agreement (filed 10/23/97)
(b)	First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)

(c)	Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)

(d)	Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)

(e)	6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)

(f)	Amended & Restated Sub-Adv — PGI dtd 4/1/04 (filed 6/15/2004)

(g)	Amended & Restated Sub-Advisory Agreement — PGI dtd 6/30/04(filed 8/27/04)

(h)	Amended & Restated Sub-Advisory Agreement — PGI dtd 3/11/03 (filed 2/24/05)

(i)	Amended & Restated Sub-Advisory Agreement — PGI dtd 12/13/04 (filed 2/24/05)

(j)	Amended & Restated Sub-Advisory Agreement — PGI dtd 07/01/2005 (filed 4/27/06)

(k)	Amended & Restated Sub-Advisory Agreement — PGI dtd 09/12/2005 (filed 4/27/06)
(4)	(a) Morgan Stanley Asset Mgmt. Sub-Advisory Agreement (filed 10/23/97)
(b)	Amended & Restated Sub-Advisory Agreement — MSAM dtd 6/30/04 (filed 8/27/04)

(c)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dtd 11/25/03 (filed 2/24/05)

(d)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dtd 8/23/04 (filed 2/24/05)
(5)	(a) Dreyfus Corp. Sub-Advisory Agreement (filed 4/13/98)
(b)	Amended & Restated Sub-Adv. — Dreyfus dtd 11/25/03 (filed 2/26/04)

(c)	Amended & Restated Sub-Advisory Agreement — The Dreyfus Group dtd 7/1/04 (filed 2/24/05)

(d)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 12/22/04 (filed 2/24/05)

(e)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 08/08/2005 (filed 4/27/06)

(f)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 01/01/08 *
(6)	(a) JP Morgan Sub-Advisory Agreement (filed 4/13/98)
(b)	Amended & Restated Sub-Advisory Agreement — JP Morgan dtd 7/2/03 (filed 2/24/05)

(c)	Amended & Restated Sub-Advisory Agreement — JP Morgan dtd 1/5/05 (filed 2/24/05)
(7)	(a) Neuberger Berman Sub-Advisory Agreement (filed 4/21/99)
(b)	Amended & Restated Sub-Advisory Agreement — Neuberger Berman dtd 6/25/03 (filed 2/24/05)

(c)	Neuberger Berman Sub-Advisory Agreement dtd 10/31/03 (filed 2/26/04)

(d)	Amended & Restated Sub-Advisory Agreement — Neuberger Berman dtd 6/30/04 (filed 8/27/04)
(8)	(a) Bernstein Sub-Advisory Agreement (filed 04/29/02)
(b)	Amended & Restated Sub-Advisory Agreement — Bernstein dtd 7/1/04 (filed 8/27/04)
(9)	(a) T. Rowe PriceSub-Advisory Agreement dtd 3/8/04 (filed 6/15/2004)
(b)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 8/24/04 (filed 8/27/04)

(c)	Amended & Restated Sub-Advisory Agreement — TRowe Price dtd 8/01/2005 (filed 4/27/06)

(d)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 8/1/06 (filed 10/24/06)

(e)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 9/15/06 (filed 10/24/06)
(10)	(a) UBS Sub-Advisory Agreement dtd 9/30/02 (filed 6/15/2004)
(b)	Amended & Restated Sub-Advisory Agreement — UBS Global Asset dtd 7/8/03 (filed 2/24/05)
(11)	(a) American Century Sub-Advisory Agreement dtd 8/18/04 (filed 8/27/04)

(12)	(a) Emerald Sub-Advisory Agreement dtd 9/1/04 (filed 2/24/05)

(13)	(a) Columbis Circle Investors Sub-Advisory Agreement dtd 1/5/05 (4/29/05)

(b)	Amended & Restated Sub-Advisory Agreement — CCI dtd 9/12/05 (filed 10/24/06)

(c)	Amended & Restated Sub-Advisory Agreement — CCI dtd 12/15/06 (filed 4/19/07)
(14)	(a) PREI Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06
(b)	PREI Sub-Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06)

(c)	Amended & Restated Sub-Advisory Agreement — PREI dtd 09/12/2005 (filed 4/27/06)

(d)	Amended & Restated Sub-Advisory Agreement — PREI dtd 1/1/06 (filed 10/24/06)
(15)	(a) Essex Sub-Advisory Agreement dtd 6/30/06 (filed 10/24/06)

(16)	(a) Jacobs Levy Sub-Advisory Agreement dtd 6/15/06 (filed 10/24/06)

(17)	(a) Edge Asset Management, Inc. Sub-Advisory Agreement dtd 1/4/07 (filed 1/9/07)

(18)	(a) Spectrum Sub-Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06)
(e)	Distribution Agreement (filed 10/24/00)
(1)	Amended & Restated Distribution Agreement dtd 6/14/04 (filed 8/27/04)

(2)	Distribution Agreement dtd 1/12/07*
(f)	N/A

(g)	Custodian Agreement
(1)	Domestic Custody Agreement (filed 10/23/97)

(2)	Global Custody Agreement (filed 10/23/97)
(h)	Agreement and Plan of Reorganization and Liquidation (filed 10/23/97)

(i)	Legal Opinion (filed 10/24/00)

(j)	(1) Consent of Independent Auditors **
(2)	Rule 485(b) opinion **
(k)	Financial Statements included in this Registration Statement:
(1)	Part A:

None

(2)	Part B:

None
(l)	Initial Capital Agreements
(1-11) Initial Capital Agreements 1987 (filed 4/27/01)
(12-19) Initial Capital Agreements 1998 (filed 4/27/01)
(20-23) Initial Capital Agreements 1999 (filed 4/27/01)
(24-26) Initial Capital Agreements 2000 (filed 4/27/01)
(27) Initial Capital Agreements 5/1/2003 (filed 2/26/04)
(28) Initial Capital Agreements 8/30/2004 (filed 2/24/05)
(29) Initial Capital Agreement 1/5/07 *
(m)	Rule 12b-1 Plan

(1) Class 2 Plan (filed 1/9/07)

(n)	Rule 18f-3 Plan N/A

(o)	Reserved

(p)	Code of Ethics
(1)	AllianceBernstein Code of Ethics (filed 2/24/05) *

(2)	American Century Code of Ethics (filed 2/24/05, 4/27/06) (filed 4/19/07)

(3)	Columbus Circle Investors Code of Ethics (filed 4/27/06)(filed 10/24/06)

(4)	Edge Asset Management Code of Ethics *

(5)	Emerald Code of Ethics (filed 2/24/05)

(6)	Essex Code of Ethics *

(7)	JP Morgan Code of Ethics (filed 2/24/05) *

(8)	Jacobs Levy Code of Ethics *

(9)	Mellon Equity Code of Ethics (filed 4/27/06) (filed 4/19/07)

(10)	Morgan Stanley Investment Management Code of Ethics (filed 2/24/05) (filed 10/24/06) (filed 4/19/07)

(11)	Neuberger Berman Code of Ethics (filed 4/27/06) (filed 10/24/06) (filed 4/19/07)

(12)	Principal Global Investors/Principal Real Estate Investors Code of Ethics (filed 4/19/07)

(13)	Principal Fund Entities Code of Ethics (filed 4/19/07) (Prinicpal Investors Fund, Principal Variable Cotnracts Fund, Principal Management Corporation Principal Financial Advisors, Princor Financial Services Corporation, Principal Funds Distributor)

(14)	Sr. & Executive Officers Code of Ethics (Sarbanes)(filed 12/31/03)

(15)	Spectrum Code of Ethics *

(16)	T. Rowe Price Code of Ethics (filed 2/24/05)

(17)	UBS Code of Ethics (filed 2/24/05)

*	Filed herein.

**	To be filed by amendment.
Item 24. Persons Controlled by or Under Common Control with Registrant
              None
Item 25. Indemnification
     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys’ fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or
(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant’s Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant’s Articles of Incorporation, Article 12 of Registrant’s Bylaws and Section 2-418 of the Maryland General Corporation Law.
     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant’s registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant’s registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant’s agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Item 26. Business or Other Connection of Investment Adviser
     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption “Directors and Officers of the Fund” is incorporated by reference.

	John E. Aschenbrenner	Principal	Director
	Director	Financial Group	Principal Life Insurance Company

	Patricia A. Barry	Same	Assistant Corporate Secretary
	Assistant Corporate		Principal Life Insurance Company
Secretary

*	Craig L. Bassett	Same	See Part B
Treasurer

*	Michael J. Beer	Same	See Part B
Executive Vice President/
Chief Operating Officer,
Director

	Tracy W. Bollin	Same	Assistant Controller
	Assistant Controller		Princor Financial Services
Corporation

*	David J. Brown	Same	See Part B
Senior Vice President

*	Jill R. Brown	Same	See Part B
Senior Vice President

*	Ralph C. Eucher	Same	See Part B
President and Director

	Michael P. Finnegan	Same	Senior Vice President -
	Senior Vice President -		Investment Services
	Investment Services		Principal Life Insurance Company

*	Steve Gallaher	Same	See Part B
Assistant General Counsel

*	Ernest H. Gillum	Same	See Part B
Vice President and Chief
Compliance Officer

	Joyce N. Hoffman	Same	Senior Vice President and
	Sr. Vice President and		Corporate Secretary
	Corporate Secretary		Principal Life Insurance Company

*	Patrick A. Kirchner	Same	See Part B
Counsel

	Deanna L. Mankle	Same	Assistant Treasurer
	Assistant Treasurer		Principal Life Insurance Company

*	Sarah J. Pitts	Same	See Part B
Counsel

*	Layne A. Rasmussen	Same	See Part B
Vice President and
Controller — Mutual Funds

	David Reichart	Same	Senior Vice President
	Senior Vice President		Princor Financial Services Corporation

*	Michael D. Roughton	Same	See Part B
Senior Vice President and
Associate General Counsel

*	Adam U. Shaikh	Same	See Part B
Counsel

	Mark A. Stark	Same	Vice President -
	Vice President -		Investment Services
	Investment Services		Principal Life Insurance Company

	Randy L. Welch	Same	Vice President -
	Vice President -		Investment Services
	Investment Services		Principal Life Insurance Company

*	Dan L. Westholm	Same	See Part B
Director — Treasury

*	Beth Wilson	Sam	See Part B
Vice President

*	Larry D. Zimpleman	Same	See Part B
Chairman of the Board &
Director
Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. — funds sponsored by Principal Life Insurance Company.
Item 27. Principal Underwriters
(a)	Principal Funds Distributor, Inc. is the principal underwriter for Principal Variable Contracts Fund, Inc. Principal Funds Distributor, Inc. is also the principal underwriter for Class A, Class B, and Class C shares of Principal Investors Fund, Inc.

(b) (1)	(2)
Positions
and offices
Name and principal	with principal
business address	underwriter

Lindsay L. Amadeo	Director - Marketing
The Principal	Communications
Financial Group
Des Moines, IA 50392

Patricia A. Barry	Assistant Corporate Secretary
The Principal
Financial Group
Des Moines, IA 50392

Craig L. Bassett	Treasurer
The Principal
Financial Group
Des Moines, IA 50392

Michael J. Beer	Executive Vice President
The Principal
Financial Group
Des Moines, IA 50392

Tracy W. Bollin	Assistant Controller
The Principal
Financial Group
Des Moines, IA 50392

David J. Brown	Senior Vice President
The Principal
Financial Group
Des Moines, IA 50392

Jill R. Brown	Director
The Principal	Senior Vice President and
Financial Group	Chief Financial Officer
Des Moines, IA 50392

Bret J. Bussanmas	Vice President - Distribution
The Principal
Financial Group
Des Moines, IA 50392

P. Scott Cawley	Product Marketing Officer
The Principal
Financial Group
Des Moines, IA 50392

Ralph C. Eucher	Chairman of the Board and Director
The Principal
Financial Group
Des Moines, IA 50392

Cary Fuchs	President
1201 Third Ave., 8th Floor
Seattle, WA 98101

Stephen G. Gallaher	Second Vice President/Counsel
The Principal
Financial Group
Des Moines, IA 50392

Alex Ghazanfari	Vice President/Chief Compliance Officer
1201 Third Ave., 8th Floor
Seattle, WA 98101

Tim Hill	Vice President - Distribution
1201 Third Ave., 8th Floor
Seattle, WA 98101

Joyce N. Hoffman	Sr. Vice President and
The Principal	Corporate Secretary
Financial Group
Des Moines, IA 50392

Daniel J. Houston	Director
The Principal
Financial Group
Des Moines, IA 50392

Timothy J. Minard	Director
The Principal
Financial Group
Des Moines, IA 50392

Kevin J. Morris	Director - Marketing
1201 Third Ave., 8th Floor
Seattle, WA 98101

David L. Reichart	Senior Vice President/Distribution
The Principal
Financial Group
Des Moines, IA 50392

Michael D. Roughton	Senior Vice President/Counsel
The Principal
Financial Group
Des Moines, IA 50392

Adam Shaikh	Counsel
The Principal
Financial Group
Des Moines, IA 50392

Mark A. Stark	Vice President - Investor Services
The Principal
Financial Group
Des Moines, IA 50392

Traci L. Weldon	Vice President/Compliance
The Principal
Financial Group
Des Moines, IA 50392
          (c)           N/A
Item 28. Location of Accounts and Records
     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.
Item 29. N/A
Item 30. N/A

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 29th day of February, 2008.

Principal Variable Contracts Fund, Inc. (Registrant)
By	/s/ R. C. Eucher
R. C. Eucher
President, Chief Executive Officer and Director

Attest:

/s/ E. H. Gillum
E. H. Gillum
Assistant Secretary
     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. C. Eucher R. C. Eucher	Director, President and Chief Executive Officer (Principal Executive Officer)	February 29, 2008
(L. D. Zimpleman)* L. D. Zimpleman	Director and Chairman of the Board	February 29, 2008
/s/ M. J. Beer M. J. Beer	Executive Vice President and Chief Financial Officer (Principal Accounting Officer)	February 29, 2008
(E. Ballantine)* E. Ballantine	Director	February 29, 2008
(K. Blake)* K. Blake	Director	February 29, 2008
(R. W. Gilbert)* R. W. Gilbert	Director	February 29, 2008
(M. A. Grimmett)* M. A. Grimmett	Director	February 29, 2008
(F. S. Hirsch)* F. S. Hirsch	Director	February 29, 2008
(W. C. Kimball)* W. C. Kimball	Director	February 29, 2008

Signature	Title	Date

(B. A. Lukavsky)* B. A. Lukavsky	Director	February 29, 2008
(W. G. Papesh)* W. G. Papsh	Director	February 29, 2008
(D. Pavelich)* D. Pavelich	Director	February 29, 2008
(R. Yancey)* R. Yancey	Director	February 29, 2008

By	/s/ M. J. Beer
M. J. Beer
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) Pursuant to Powers of Attorney Previously Filed or Included